                                                                   Exhibit 10.44



                                                                  EXECUTION COPY




                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                            NATIONAL PROCESSING, INC.

                        NATIONAL PROCESSING COMPANY, LLC

                  NPC INTERNATIONAL (BARBADOS) HOLDINGS LIMITED

                                       AND

                      ACS BUSINESS PROCESS SOLUTIONS, INC.

                            DATED AS OF JULY 11, 2001

                                TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----


SECTION 1 DEFINITIONS..........................................................................1
SECTION 2 SALE AND PURCHASE OF SHARES..........................................................9
         2.1      Sale and Purchase of Shares..................................................9

         2.2      Consideration................................................................9

SECTION 3 CLOSING AND DELIVERIES...............................................................9
         3.1      Closing......................................................................9

         3.2      Deliveries by the Companies..................................................10

         3.3      Deliveries by The Buyer......................................................11

SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS...................................12
         4.1      Organization, Power and Authority............................................12

         4.2      Authorization, Execution and Validity........................................12

         4.3      No Breach....................................................................13

         4.4      Capitalization...............................................................13

         4.5      Options or Other Rights......................................................14

         4.6      Subsidiaries and Investments.................................................14

         4.7      Consents.....................................................................14

         4.8      Financial Statements.........................................................14

         4.9      No Material Adverse Changes..................................................15

         4.10     Agreements...................................................................17

         4.11     Union Contracts, Labor and Employees.........................................19

         4.12     Licenses and Permits.........................................................20

         4.13     Intellectual Property........................................................20

         4.14     Litigation and Orders........................................................20

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
         4.15     Taxes........................................................................21

         4.16     Environmental Matters........................................................24

         4.17     Insurance....................................................................26

         4.18     Accounts Receivable..........................................................26

         4.19     Real Property and Leases.....................................................26

         4.20     Title to Assets and Properties, Condition and Sufficiency of Assets..........28

         4.21     Undisclosed Liabilities......................................................28

         4.22     Customers and Suppliers......................................................28

         4.23     Compliance With Laws.........................................................29

         4.24     No Brokers', Finders' or Insider Fees........................................29

         4.25     Interests in Clients, Customers, Etc.........................................30

         4.26     Product and Service Warranty and Product and Service Liability...............30

         4.27     Employee Benefit Plans; ERISA; WARN Act......................................30

         4.28     Bank Accounts; Lock Boxes....................................................36

         4.29     Agents.......................................................................37

         4.30     Commission Sales Contracts...................................................37

         4.31     Subsidiaries.................................................................37

         4.32     Books and Records............................................................37

         4.33     Information Furnished........................................................37

         4.34     Directors and Officers.......................................................38

SECTION 5 REPRESENTATIONS AND WARRANTIES OF THE BUYER..........................................38
         5.1      Investment Intent............................................................38

         5.2      Organization, Power and Authority............................................38

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
         5.3      Authorization and Execution..................................................38

         5.4      No Breach....................................................................38

         5.5      No Brokers', Finders' or Insider Fees........................................39

         5.6      Consents.....................................................................39

         5.7      Financing....................................................................39

SECTION 6 PRE-CLOSING COVENANTS................................................................40
         6.1      General......................................................................40

         6.2      Operations of Business.......................................................40

         6.3      Access.......................................................................40

         6.4      Notice of Developments.......................................................40

         6.5      Press Release and Announcements..............................................40

         6.6      Payroll and Employee Expenses; Other Pre-Closing Expenses....................40

         6.7      Corporate Records of the Companies...........................................40

         6.8      Assignment of Contracts......................................................41

SECTION 7 POST-CLOSING COVENANTS...............................................................41
         7.1      General......................................................................41

         7.2      Transfer Taxes...............................................................41

         7.3      Litigation Support...........................................................41

         7.4      Disputes.....................................................................41

         7.5      Notices to Obligors..........................................................44

         7.6      Bank Accounts................................................................44

         7.7      Employment...................................................................45

         7.8      Treatment of Employees under Buyer's Benefit Plans...........................45

         7.9      Limitations..................................................................46

         7.10     Navitaire....................................................................47

         7.11     Accounts Receivable..........................................................47

         7.12     The Guarantee................................................................47

         7.13     Name-Change..................................................................47

SECTION 8 CONDITIONS TO THE OBLIGATIONS OF THE BUYER...........................................48
         8.1      Deliveries...................................................................48

         8.2      Representations, Warranties and Covenants....................................48

         8.3      No Actions...................................................................48

         8.4      Consents.....................................................................48

         8.5      Other Agreements.............................................................48

SECTION 9 CONDITIONS TO THE OBLIGATIONS OF THE COMPANIES.......................................49
         9.1      Deliveries...................................................................49

         9.2      Representations, Warranties and Covenants....................................49

         9.3      No Actions...................................................................49

         9.4      Consents.....................................................................49

         9.5      Other Agreements.............................................................49

SECTION 10 INDEMNIFICATION AND SURVIVAL........................................................49
         10.1     Indemnity of the Companies...................................................49

         10.2     Buyer's Indemnity............................................................51

         10.3     Defense of Claims............................................................52

                  10.3.1  Indemnitor's Right to Assume Defense.................................52

                  10.3.2  Effect of Indemnitor's Election to Assume Defense....................52

                  10.3.3  Effect of Indemnitor's Election Not To Assume Defense................53

                  10.3.4  Authority to Settle..................................................54

                  10.3.6  Cooperation..........................................................56

                  10.3.7  Survival of Representations and Warranties...........................56

                  10.3.8  ACS Guaranty.........................................................57

SECTION 11 TERMINATION.........................................................................57
         11.1     Termination of Agreement.....................................................57

         11.2     Effect of Termination........................................................58

SECTION 12 TAX RETURNS AND PAYMENTS............................................................58
         12.1     Taxes........................................................................59

SECTION 13 MISCELLANEOUS.......................................................................61
         13.1     Waivers and Amendments.......................................................61

         13.2     Notices......................................................................61

                                                                  EXECUTION COPY


                            STOCK PURCHASE AGREEMENT
                            ------------------------

                  This Stock Purchase Agreement, dated as of July 11, 2001, by and among National Processing, Inc., an Ohio corporation (the "Parent"), National Processing Company, LLC, an Ohio limited liability company (the "Company Parent," and together with the Parent, the "Shareholders"), NPC International (Barbados) Holdings Limited, a corporation organized under the laws of Barbados (the "Company" and together with the Company Subsidiaries the "Companies"), ACS Business Process Solutions, Inc., a Nevada corporation (the "Buyer"), and, solely for the purpose of guaranteeing the performance by Buyer of its indemnification obligations under Section 10 of this Agreement, Affiliated Computer Services, Inc., a Delaware corporation ("ACS");

                                    RECITALS:
                                    ---------

         A. WHEREAS, the Company Parent is the beneficial and record owner of all of the issued and outstanding shares of capital stock of the Company (the "Shares");

         B. WHEREAS, the (i) Company is the beneficial and record owner of all of the outstanding shares of capital stock of NPC International (Barbados) Limited, (ii) NPC International (Barbados) Limited and the Company are the beneficial and record owners of all of the outstanding shares of capital stock of NPC International (Jamaica) Limited, and (iii) NPC International (Barbados) Limited, the Parent and the other shareholders listed on the signature page hereto are the beneficial and record owners of all of the outstanding shares of capital stock of NPC International (Republica Dominicana) S.A;

         C. WHEREAS, the Parent is an Affiliate of the Companies ; and

         D. WHEREAS, the Company Parent desires to sell to the Buyer, and the Buyer desires to purchase from the Company Parent, all of the Shares of the Company in the manner hereinafter set forth.

            NOW, THEREFORE, in consideration of the mutual premises and subject to the mutual covenants, agreements, representations and warranties herein contained, the parties do agree as follows:

                                   SECTION 1
                                   DEFINITIONS
                                   -----------

         For the purpose of the Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Section have the meaning assigned to them in this Section and include the plural as well as the singular and (ii) all accounting terms not otherwise defined herein have the meanings assigned under generally accepted accounting principles.

                  "AAA" shall have the meaning given in Section 7.4(f).

                  "AFFILIATE" shall mean any Person (as hereinafter defined) which directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person.

                  "AGREEMENT" shall mean this agreement, together with all schedules, attachments, exhibits and appendices, if any.

                  "BASKET AMOUNT" has the meaning specified in Section
10.3.5(a).

                  "BENEFIT PLANS" shall mean the employee benefit plans identified on Schedule 4.27(a).

                  "BUSINESS" shall mean the data capture services conducted by the Company Parent, the Companies and NPC Mexico as explained in the April 26, 2001 confidential memorandum, attached as EXHIBIT A hereto.

                  "BUYER" has the meaning specified in the preamble hereof.

                  "BUYER INDEMNIFIABLE EVENT" shall have the meaning given that term in Section 10.1.

                  "BUYER INDEMNITEE" shall mean Buyer or any Affiliate, shareholder, director, officer, employee or agent of Buyer, as the case may be, or any respective successors or assigns of any of the foregoing.

                  "BUYER LOSSES" has the meaning specified in Section 10.1.

                  "BUYER PLAN" shall have the meaning as assigned to such term in Section 7.8.

                  "CAP" shall have the meaning as assigned to such term in
Section 10.3.5(a).

                  "CLAIM" shall mean any judicial, administrative or arbitral action, litigation, inquiry, investigation, complaint, claim, counterclaim, crossclaim, demand, governmental proceeding, proceeding (public or private), or suit whether at law or in equity, whether sounding in tort, contract, or otherwise.

                  "CLOSING" shall have the meaning set forth in Section 3.1.

                  "CLOSING DATE" shall mean the date referenced in Section 3.1 hereof.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended.


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



                  "COMPANY PARENT" shall have the meaning specified in the preamble to this Agreement.

                  "COMPANY PENSION PLAN" has the meaning specified in Section 4.27(b).

                  "COMPANY SUBSIDIARIES" shall mean NPC International (Barbados) Limited, NPC International (Jamaica) Limited, and NPC International (Republica Dominicana) S.A.

                  "COMPARABLE FOREIGN LAW" shall mean any foreign law, statute, code, ordinance, regulation, rule or other requirement, including common laws established by court decision, of any foreign Governmental Authority that is analogous or comparable to ERISA or the Code, as the case may be.

                  "CONTINUING EMPLOYEES" has the meaning specified in Section
7.7.

                  "CONTRACT" shall mean any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy, commitment or other legally binding arrangement or agreement, whether written or oral.

                  "CURRENT PERIOD" means (A) any taxable year or other period ending on or before the Closing Date for which a Tax Return is not required to be filed on or before the Closing Date and (B) in the case of a taxable year or other period beginning before and ending after the Closing Date, that portion of such taxable year or other period that ends on and includes the Closing Date.

                  "CURRENT PERIOD TAX" means the total Tax due for a Current Period (as if no estimated payments had been made). Any Tax attributable to the Current Period described in clause (B) of the definition of Current Period shall be deemed to be a Current Period Tax only to the extent of the amount of such Tax that would have been incurred if the taxable year or other period had ended on the close of business on the Closing Date, with the basis for such tax being determined (A) in the case of real and personal property Taxes, intangible Taxes, ad valorem or value added Taxes, and the like, by allocating the Tax on a daily basis, and (B) in the case of all other Taxes for such period, by closing the books and records as of the close of business on the Closing Date.

                  "EFFECTIVE TIME " shall mean 12:01 a.m. on the Closing Date.

                  "EMPLOYEE(S)" means employees of the Companies, including any person on disability or leave of absence.

                  "ENVIRONMENTAL CLAIMS" means any written complaint, summons, citation, notice, directive, order or claim, or any litigation, investigation, judicial or administrative


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


proceeding or judgment, from or by any governmental agency, department, bureau, office or other authority, or any third party asserting or finding violations of Environmental Laws or Releases of Hazardous Materials from (i) any assets, properties or businesses of the Companies or any corporate predecessor in interest for which the Companies would be liable; (ii) from or onto any facilities which received Hazardous Materials generated by the Companies or any corporate predecessor in interest for which the Companies would be liable.

                  "ENVIRONMENTAL LAW" shall have the meaning ascribed to such term in Section 4.16.

                  "ENVIRONMENTAL PERMIT" means any Permit, approval, variance or permission required or waiver or exemption granted under any applicable Environmental Law and all supporting documents associated therewith.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA AFFILIATE" has the meaning specified in Section
4.27(a).

                  "EXCLUDED EMPLOYEES" shall have the meaning ascribed to such term in Section 7.7 of this Agreement.

                  "FINANCIAL STATEMENTS" shall mean the following financial statements of the Business: (i) the audited consolidated balance sheets of the Company at December 31, 1998, 1999 and 2000, and the related audited consolidated statements of income of the Company for the years ended December 31, 1998, 1999 and 2000, in each case, together with the notes thereto, and (ii) the compiled unaudited consolidated balance sheets of the Business at December 31, 1999 and 2000, which includes the assets of the Business which are part of NPC Mexico and the Company Parent, and the related compiled unaudited consolidated statements of income of the Business for the years ended December 31, 1999 and 2000, together with the notes thereto, as included as part of the Confidential Memorandum dated April 26, 2001 and attached as Exhibit A or
Schedule 4.8 hereto.

                  "GAAP" shall mean the generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board.

                  "GOVERNMENTAL AUTHORITY" shall mean any government or political subdivision, whether federal, state, local or foreign, and any of their respective subdivisions, agencies, instrumentalities or tribunals, including without limitation, any governmental regulatory body, or any federal state, local or foreign court or arbitrator.

                  "HAZARDOUS MATERIALS" shall have the meaning given that term in Section 4.16.

                  "INDEMNITOR" shall have the meaning given that term in Section 10.3.

                  "INDEMNIFIABLE CLAIM" shall have the meaning given that term in Section 10.3.

                  "INDEMNIFIABLE EVENT" shall mean a Buyer Indemnifiable Event or a Shareholder Indemnifiable Event, as the case may be.

                  "INDEMNITEE" shall mean a Buyer Indemnitee or a Shareholder Indemnitee, as the case may be.

                  "INTELLECTUAL PROPERTY" shall mean letters patent and patents, provisional patent applications, patent applications, patent licenses, know-how, trade names, brand names, trademarks, copyrights, service marks, trademark registrations and applications, service mark registrations and applications, copyright registrations and applications, domain names, database rights, inventions, schematics, technology, trade secrets, customer lists, inventory, ideas, algorithms, processes, computer software programs or applications (in both source code and object code form), software licenses, documentation, design documentation and specifications, and tangible or intangible proprietary information or material.

                  "INTERIM FINANCIAL STATEMENTS" shall mean (i) the unaudited consolidated balance sheets of the Company as of May 31, 2001 and the related unaudited consolidated statements of income of the Company for the five months ended May 31, 2001 and (ii) the compiled unaudited consolidated balance sheets of the Business as of May 31, 2001, which includes the assets of the Business which are part of NPC Mexico and the Company Parent, and the related compiled unaudited consolidated statements of income of the Business for the five months ended May 31, 2001, as included as part of the Confidential Memorandum dated April 26, 2001 and attached as Exhibit A or Schedule 4.8 hereto.

                  "INVESTMENT" shall mean any equity interest, directly or indirectly, in any Person in excess of 5% of the total equity ownership of such Person.

                  "IRS" shall mean the Internal Revenue Service of the United States.

                  "KNOWLEDGE OF THE BUYER" or any other use of the capitalized term "Knowledge" with respect to the Buyer, shall mean the actual knowledge, after due inquiry, of the executive officers of the Buyer.

                  "KNOWLEDGE OF THE SHAREHOLDERS OR THE COMPANY" "Knowledge of the Shareholders and the Company" or any other use of the capitalized term "Knowledge" with respect to the Shareholders or the Companies shall mean the actual knowledge, after due inquiry, of the executive officers of the each such entity.

                  "LAW" shall mean any law, statute, code, ordinance, regulation, rule or other requirement, including common laws established by court decision, of any Governmental Authority.

                  "LEGAL PROCEEDING" shall mean any judicial, administrative or arbitral action, suit, proceeding (public or private), litigation, investigation, complaint, claim or governmental proceeding.

                  "LIEN" shall mean any mortgage, lien, deed of trust, attachment, right of first refusal, option, easement, covenant, restriction, encroachment, pledge, security interest, claim, charge, defect in title or any other encumbrance whatsoever.

                  "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (i) the affairs, condition (financial or otherwise), business or results of operations of the Companies, or the Buyer, (ii) the assets, liabilities or prospects of the Companies or the Buyer or (iii) the ability of the Companies to consummate the transaction contemplated by the Agreement.

                  "MATERIAL CONTRACTS" has the meaning specified in Section 4.10(a).

                  "MATERIAL CUSTOMERS" shall mean all customers, licensees and other Persons that are parties to a Contract identified on SCHEDULE 4.10.

                  "MATERIAL SUPPLIERS" shall have the meaning ascribed to such term by Section 4.22(b).

                  "NPC MEXICO" shall mean NPC International S.A. de C.V (Juarez, Mexico).

                  "OFFERED MONETARY SETTLEMENT" shall have the meaning given that term in Section 10.3.4.

                  "OFFICIAL ACTION" shall mean any domestic or foreign decision, order, writ, injunction, decree, judgment, award or any determination, both as presently existing and effective or presently existing and as may become effective in the future, by any court, administrative body, or other tribunal.

                  "ORDER" shall mean any order, judgment, injunction, award, decree, ruling, charge or writ specifically identified by its terms as applicable to one or more of the Companies.

                  "ORDINARY COURSE OF BUSINESS" shall mean, with respect to any person, the ordinary course of business consistent with the usual past custom and practice (including quantity and frequency) of such person.

                  "PARENT" shall have the meaning specified in the preamble of this Agreement.

                  "PENSION PLAN" has the meaning specified in Section 4.27(a).

                  "PERMIT" shall mean any permit, license, certificate (including a certificate of occupancy) registration, authorization, application, filing, notice, qualification, waiver of any of the foregoing or approval of a Governmental Authority.

                  "PERMITTED LIENS" shall mean: (i) Liens for Taxes that are not yet due and payable or that are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established in accordance with GAAP, (ii) workers', repairmen's, and similar Liens imposed by Law that have not been recorded and that have been incurred in the ordinary course of business consistent with past practices relating to obligations as to which there is no material default on the part of the Companies and provided that such liens do not exceed $50,000 in the aggregate, and (iii) utility easements, building restrictions, zoning restrictions, and substantially similar easements and restrictions existing generally with respect to properties of similar character.

                  "PERSON" shall mean any natural person, sole proprietorship, partnership, corporation, limited liability company, unincorporated society, organization or association, trust, Governmental Authority or other entity.

                  "PRE-CLOSING TAXES" has the meaning specified in Section 12.1(a).

                  "PURCHASE PRICE" shall mean the funds paid to the Shareholders pursuant to Section 2.2 of the Agreement.

                  "REAL PROPERTY LEASES" has the meaning specified in Section 4.19(b).

                  "RELATED PARTY" means (i) any Affiliate of the Shareholders, the Companies, or (ii) except for any non-natural equity holder of the Shareholders, any grandparent, parent, brother, sister, child or spouse of any such Affiliate, but in no instance shall a Related Party mean National City Corporation or any of its affiliates or subsidiaries other than those under common control of the Parent.

                  "RELATED WRITING" shall mean the Agreement, the Non-Competition Agreement attached hereto as Exhibit C, the Transitional Services Agreement attached hereto as Exhibit D, or any other writing of any kind executed or delivered at any time pursuant to or in connection with this or in connection with the transactions consummated or contemplated by any of the foregoing.

                  "RELEASE" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration into the indoor or outdoor environment, or into or out of any property owned, operated or leased by the Sellers including, without limitation, the movement of any Hazardous Material or other substance through or in the air, soil, surface water, groundwater or property, but excluding any release, emission or discharge authorized under any Environmental Permit or provision of Environmental Law.

                  "SCHEDULE" means a disclosure schedule provided by Seller to Buyer pursuant to this Agreement.

                  "SHAREHOLDERS" shall have the meaning set forth in the preamble of this Agreement.

                  "SHARES" shall have the meaning set forth in the Recitals.

                  "SHAREHOLDER INDEMNIFIABLE EVENT" shall have the meaning given that term in Section 10.2.

                  "SHAREHOLDER INDEMNITEE" shall mean Shareholder or any Affiliate, shareholder, director, officer, employee, or agent of Shareholder, as the case may be, or any of the respective successors or assigns of any of the foregoing.

                  "SHAREHOLDER LOSSES" has the meaning specified in Section
10.2.

                  "STRADDLE PERIOD" shall have the meaning set forth in Section 12.1(b).

                  "SUBSIDIARIES" shall mean any Person of which at least a majority of the outstanding shares or other equity interests having ordinary voting power for the election of directors or comparable managers of such Person, whether or not at the time the shares of any other class or classes or other equity interests of such Person shall have or might have voting power by reasons of the happening of any contingency, are at the time owned, directly or indirectly, by the Companies, by one or more directly or indirectly wholly or partially owned subsidiaries, or by the Companies and one or more such subsidiaries. In no event shall a subsidiary mean National City Corporation and/or any of its affiliates or subsidiaries other than those under the common control of the Parent.

                  "WARN ACT" shall mean the Work Adjustment and Retraining Notification Act of 1988, as amended.

                  "TAX" or "TAXES" means all income, profits, franchise, gross receipts, capital, license, sales, use, license, withholding, value added, ad valorem, transfer, employment, social security, unemployment, compensation, disability, occupation, asset, property, severance, documentary, stamp, excise, importation, customs duties and other taxes, duties and similar governmental charges or assessments imposed by or on behalf of any Governmental Authority and any interest, fines, penalties or additions relating to any such tax, duty, charge or assessment.

                  "TAX RETURN" means any return, report, information statement, declaration, certificate, schedule or similar statement required to be filed with respect to any Taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return and declaration of estimated Tax required to be prepared and or provided to any Governmental Authority.

                  "WELFARE PLAN" has the meaning specified in Section 4.27(a).

                                   SECTION 2
                           SALE AND PURCHASE OF SHARES
                           ---------------------------

         2.1 SALE AND PURCHASE OF SHARES. At Closing, the Company Parent shall sell, assign and transfer all of the Shares to the Buyer and deliver to the Buyer one or more stock certificates representing all of the issued and outstanding Shares together with duly executed stock powers in proper form for transfer to the Buyer or Subsidiary of the Buyer as the Buyer shall designate, together with such other documents as the Buyer may reasonably request to evidence the transfer to the Buyer of good and marketable title in and to the Shares, free and clear of any Lien. The Buyer shall purchase all of the Shares and shall pay and deliver to the Company Parent the consideration provided for in Section 2.2 hereof.

         2.2 CONSIDERATION. On the Closing Date in full consideration for the Shares, the Buyer shall pay the Company Parent $25,967,000.00 (the "Purchase Price") in immediately available funds via wire transfer to the Company Parent to an account designated by the Company Parent.

                                   SECTION 3
                             CLOSING AND DELIVERIES
                             ----------------------

         3.1 CLOSING. The Closing of the transactions contemplated hereby (the "Closing") shall occur on the second business day (the "Closing Date") following the satisfaction or waiver of all of the conditions to Closing of Buyer and Shareholders set forth in Section 8 and Section 9, upon the exchange of facsimile documents followed with original executed documents the following business day, and shall be deemed to have occurred at the office of the Parent, 1231 Durrett Lane, Louisville, KY 40213 or at such other time and place and date as the parties mutually agree. For financial accounting and tax purposes, and to the extent permitted by Law, the Closing shall be deemed to be effective at the Effective Time.

         3.2 DELIVERIES BY THE COMPANIES. At the Closing, the Company Parent shall deliver or cause to be delivered to the Buyer the following items:

                  (a) one or more certificates representing the Shares, together with duly executed stock powers in proper form for transfer in accordance with Section 2.1 of the Agreement, along with certificates representing 100% of the equity ownership in the Company Subsidiaries;

                  (b) certified copies of the respective certificates of incorporation of the Company and of the Company Subsidiaries, if any;

                  (c) certified copies of the respective bylaws (or foreign equivalent) of the Company, if any, and each of the Company Subsidiaries;

                  (d) a good standing certificate of the Company, and of each Company Subsidiary, in each case dated within five business days of the Closing Date;

                  (e) certificates from the respective secretaries of each of the Shareholders certifying that the respective boards of directors of the Shareholders have unanimously adopted the Agreement and the Related Writings and that the resolutions authorizing the Agreement and the transactions contemplated by the Agreement are in full force in effect;

                  (f) certificates from the respective Chief Executive Officer and the Executive Vice President or Chief Financial Officer of each of the Shareholders to the effect that the performance and compliance by the respective Shareholders of all of the covenants contained herein in all respects have been fully satisfied;

                  (g) certificates from the respective secretaries of the Shareholders certifying as to the incumbency of the directors and officers of the respective Shareholder and as to the signatures of such officers who have executed documents delivered at Closing on behalf of such Shareholder;

                  (h) the minute books, stock transfer records, corporate seals, if any and all other corporate instruments and corporate and other records of the Company and the Company Subsidiaries;

                  (i) a legal opinion of counsel to the Shareholders in form and substance reasonably satisfactory to the Buyer;

                  (j) the Non-Competition Agreement in the form attached as Exhibit C;

                  (k) the Transitional Services Agreement in the form attached as Exhibit D;

                  (l) written resignations from all directors and officers of the Companies except for those individuals listed on Exhibit E;

                  (m)      all consents or waivers referenced on SCHEDULE 4.7;
                           and

                  (n) such further documents or instruments as the Buyer may reasonably request.

         3.3 DELIVERIES BY THE BUYER. At the Closing, the Buyer shall deliver or cause to be delivered to the Company Parent the following items:

                  (a)      the Purchase Price as set forth in Section 2.2;

                  (b) a certified copy of the certificate of incorporation of the Buyer;

                  (c)      a certified copy of the bylaws of the Buyer;

                  (d) a certificate from the secretary or assistant secretary of the Buyer certifying that the board of directors of the Buyer has unanimously adopted the Agreement and the Related Writings and that the resolutions authorizing the Agreement and the transactions contemplated by the Agreement are in full force and effect;

                  (e) a certificate from the Chief Executive Officer and the Executive Vice President or the Chief Financial Officer of the Buyer to the effect that the performance and compliance by the Buyer of all of the covenants contained herein in all respects have been fully satisfied;

                  (f) a certificate from the secretary or assistant secretary of the Buyer certifying as to the incumbency of the directors and officers of the Buyer and as to the signatures of such officers who have executed documents delivered at Closing on behalf of the Buyer;

                  (g) a good standing certificate of the Buyer dated within five business days of the Closing;

                  (h) a legal opinion of counsel to the Buyer in form and substance reasonably satisfactory to the Shareholders;

                  (i) the Transitional Services Agreement in the form attached as Exhibit D;

                  (j) the Non-Competition Agreement in the form attached as Exhibit C; and

                  (k) such further documents or instruments as the Companies may reasonably request.

                                   SECTION 4
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS
               --------------------------------------------------

         The Shareholders represent and warrant to the Buyer that the statements contained in this Section 4 are true and correct as of the date hereof and will be true and correct as of the Effective Time as though made then:

         4.1 ORGANIZATION, POWER AND AUTHORITY. Each of the Shareholders is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of Ohio, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as presently being conducted and is in good standing under the laws of each jurisdiction where such qualification is required, except where such lack of qualification would not have a Material Adverse Effect. The Company is a corporation duly organized, validly existing and in good standing under the laws of the country of Barbados and has all requisite corporate power and authority to own, operate, and lease its properties and to carry on its business as presently being conducted and is in good standing under the laws of each jurisdiction where such qualification is required, except where such lack of qualification would not have a Material Adverse Effect. Each of the Company Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified and in good standing to transact business in each jurisdiction in which such qualification is required by law, except where the failure to be so qualified would not have a Material Adverse Effect.

         4.2 AUTHORIZATION, EXECUTION AND VALIDITY. Each of the Shareholders and the Company has all requisite corporate power and authority to execute and deliver this Agreement and each other Related Writing (the "Transaction Documents") to which it is a party, to perform its obligations thereunder, and to complete the transactions contemplated hereby and thereby. The execution, delivery and performance by each of the Shareholders and the Company of each Transaction Document to which such entity is a party have been duly authorized by all necessary corporate action on the part of such entity, and no other corporate action on the part of such entity is necessary with respect thereto. Each Transaction Document (i) has been duly executed and delivered by each of the respective Shareholders and the Company (ii) constitutes a legal, valid and binding obligation of each such entity which is a party thereto, enforceable against such entity in accordance with its terms.

         4.3 NO BREACH. Except as set forth on SCHEDULE 4.3, neither the execution and delivery of the Transaction Documents by the respective Shareholders and the Company, nor the performance by any such entity of its obligations thereunder will:

                  (a) violate, conflict with or result in a breach of any Law or Order;

                  (b) violate, conflict with or result in a breach of such entity's Certificate of Incorporation and Bylaws, as applicable;

                  (c) (i) violate, conflict with or result in a breach or termination of any Contract, give any contracting party additional rights or compensation under, or the right to terminate or accelerate or increase the maturity of any payment date thereunder, (ii) constitute (with notice or lapse of time, or both) a default under the terms of any Contract to which the Shareholders or the Companies are a party, or by which any of the assets or properties of the Shareholders or the Companies are bound, except where such defaults would not have a Material Adverse Effect upon the properties or assets of the Shareholders and the Company (iii) result in the creation or imposition of any Lien upon any property or asset of the Companies, (iv) trigger any charge, payment, or requirement of consent, or (v) result in the creation or imposition of any Lien with respect to, or otherwise have a Material Adverse Effect upon, the Shares or any of the properties or assets of the Companies.

         4.4 CAPITALIZATION. The authorized capital stock of the Company consists solely of 1000 shares of Common Stock, no par value, of which only the Shares are issued and outstanding and all of which were duly authorized, validly issued and are fully paid and nonassessable. All of the issued shares of the Company's capital stock were issued, and to the extent purchased by Company Parent or transferred, have been so purchased or transferred, in compliance with all applicable Laws, including federal, state and foreign securities laws, and any preemptive rights and any other statutory or contractual rights of any stockholders of the Company at the time of such purchase or transfer. The Company Parent (a) is the record and beneficial owner of the Shares; (b) has full power, right and authority, and any approval required by Law, to make and enter into the Agreement and to sell, assign, transfer and deliver the Shares to the Buyer, (c) has good and marketable title to the Shares free and clear of any Lien, and (d) has the full power right and authority to vote and transfer the Shares. The delivery by Company Parent to Buyer of certificates representing the Shares, duly endorsed in blank or accompanied by stock powers endorsed in blank, shall, on the closing date, vest the Buyer or its designated Subsidiaries with good and marketable title to the Shares, free and clear of any Lien. Except for the Company's equity interest in the Company Subsidiaries, neither the Company nor any Company Subsidiary owns, directly or indirectly, any capital of or other equity interest in or has any other investment in or outstanding loans to any corporation, partnership or other entity or organization. There are not any stockholders' agreements, voting trusts or other agreements or understandings between or among stockholders or to which any of the Companies is a party or by which it is bound with respect to the transfer or voting of any capital stock thereof.

         4.5 OPTIONS OR OTHER RIGHTS. There are no outstanding options, subscriptions, warrants, calls, conversion rights, commitments or other rights or agreements of any nature obligating any of the Companies to sell any shares of its respective capital stock, or otherwise requiring the Companies to give any Person the right to receive any benefits or rights similar to any rights enjoyed by or accruing to the holders of shares of capital stock of the Companies, or any rights to participate in the equity or net income of the Companies.

         4.6 SUBSIDIARIES AND INVESTMENTS. SCHEDULE 4.6 correctly sets forth the authorized, issued and outstanding capital stock of each Company Subsidiary and, except as set forth on SCHEDULE 4.6, all of the outstanding shares of capital stock of each such Company Subsidiary are owned, free and clear of any Liens, by the Company or another Company Subsidiary. All such shares have been duly authorized and validly issued, and are fully paid and non-assessable. None of the outstanding shares of capital stock of any Subsidiary of the Company were issued in violation of any preemptive rights. At the Effective Time, the Company shall have good and marketable title to all of the shares of the capital stock of each Subsidiary, free and clear of all Liens.

         4.7 CONSENTS. Except as set forth on SCHEDULE 4.7, no consent, notice to or declaration, filing or registration with, approval or authorization, or other action of any third party or Governmental Authority is required in connection with the execution and delivery by any of the Shareholders of any Transaction Document or the consummation of the transactions contemplated thereby, except where the failure to obtain a consent, approval or authorization of any third party or Governmental authority would not have a Material Adverse Effect.

         4.8 FINANCIAL STATEMENTS.

                  (a) Attached hereto on Schedule 4.8 are true and complete copies of those portions of the Financial Statements and the Interim Financial Statements that are not included as part of the Confidential Memorandum dated April 26, 2001 and attached hereto as Exhibit A.

                  (b) The Financial Statements and the Interim Financial Statements (including the notes thereto, if any) (i) are true, correct, accurate and complete in all material respects, (ii) have been prepared from the books and records of the Companies, the Company Parent or NPC Mexico, as the case may be, (iii) contain figures that arose out of bona fide licenses, sales and deliveries of goods, performance of services or other bona fide business transactions, (iii) present fairly the financial position, results of operations and cash flows of the Business as of the dates or for the periods indicated, and (iv) have been prepared in accordance with international accounting standards, in the case of the Financial Statements, and GAAP (except for the absence of footnotes), in the case of the Interim Financial Statements, in any case, consistently applied throughout the periods indicated.

         4.9 NO MATERIAL ADVERSE CHANGES. Except as set forth on SCHEDULE 4.9, there has not been any event, transaction or occurrence since May 31, 2001 in which any of the Companies has:

         (i) suffered any material adverse change, nor has there been any event which has had or, so far as can reasonably be determined at this time, may reasonably be expected to have a Material Adverse Effect on the Companies;

         (ii) incurred any material obligations or liabilities of any nature other than items incurred in the regular and Ordinary Course of Business, including without limitation any contingent liability as a guarantor or otherwise with respect to the liability of others, or increased (or experienced any change in the assumptions underlying or the methods of calculating) any bad debt, contingency, or other reserve, other than in the Ordinary Course of Business;

         (iii) paid, discharged, or satisfied any material claim, lien, encumbrance, obligation or liability (whether absolute, accrued, contingent, and whether due or to become due), other than the payment, discharge, or satisfaction in the Ordinary Course of Business of claims, liens, encumbrances, obligations or liabilities of the type reflected or reserved against in the Financial Statements or which were incurred in the Ordinary Course of Business;

         (iv) permitted, allowed or suffered any of its properties or assets (real, personal or mixed, tangible or intangible) to be subject to any Lien (other than Permitted Liens);

         (v) written down or written up the value of any equipment, inventory (including write-downs by reason of shrinkage or markdowns), determined as collectible any accounts receivable or any portion thereof which were previously considered uncollectible, or written off as uncollectible any accounts receivable or any portion thereof, except for write-downs, write-ups and write-offs in the Ordinary Course of Business, none of which is material in amount;

         (vi) canceled any debts or waived any claims or rights in excess of $15,000 individually;

         (vii) disposed of or permitted to lapse any right to the use of any patent, trademark, assumed name, service mark, trade name, copyright, license or application therefor;

         (viii) except for commitments for capital expenditures not exceeding $100,000 in the aggregate made in the Ordinary Course of Business, committed to make any capital expenditure not paid for or accrued prior to the Closing Date for additions to property, plant, equipment, intangible or capital assets or for any other purpose, other than for emergency repairs or replacement;

         (ix) paid, loaned, distributed, or advanced any amounts to, sold or transferred any properties or assets (real, personal or mixed, tangible or intangible) to, purchased, licensed or otherwise acquired any properties or assets from or entered into any other agreement or arrangement with any Affiliate of the Company except for compensation not exceeding the rate of compensation as of March 31, 2001 and for routine travel advances to officers and employees;

         (x) declared, set aside or paid any dividend or other distribution (whether in stock or property) with respect to any of its outstanding capital stock, or made any redemption, purchase or other acquisition of any of its equity securities;

         (xi) issued, sold, split, combined or reclassified any of the shares of capital stock or interests in the Companies, or issued, committed to issue or authorized any issuance of any options, warrants or other similar convertible securities thereof;

         (xii) made any change in its accounting methods, principles or practices;

         (xiii) entered into any collective bargaining or labor agreement (oral and legally binding or written), or experienced any organized slowdown, material work interruption, strike or work stoppage;

         (xiv) sold, transferred, or otherwise disposed of any of the assets or other properties of the Companies except in the Ordinary Course of Business, or entered into any agreement for such a sale, transfer or disposition;

         (xv) granted or incurred any obligation for any increase in the compensation of any of its officers or Employees (including, without limitation, any increase pursuant to any bonus, pension, profit-sharing, retirement, or other plan or commitment) except for raises and bonuses to officers or Employees in the Ordinary Course of Business and consistent with past practice;

         (xvi) suffered any uninsured casualty loss or damage in excess of $15,000 individually, or suffered any damage, destruction or loss (without regard to insurance) to the Business which has or may have a Material Adverse Effect; (xvii) made or agreed to make any charitable contributions or incurred or agreed to incur any non-business expenses in excess of $15,000;

         (xviii) amended any provisions of certificate of incorporation or bylaws of any of the Companies or changed any of its authorized capital stock or interests;

         (xix) taken any other material action except in the Ordinary Course of Business; or

         (xx) agreed, so as to legally bind the Companies whether in writing or otherwise, to take any of the actions set forth in this
                  Section 4.9.

         4.10 AGREEMENTS.

                  (a) Other than (i) Real Property Leases, (ii) Benefit Plans, (iii) Contracts set forth in SCHEDULE 4.11(I), and (iv) Intellectual Property licenses set forth in
                           SCHEDULE 4.13, SCHEDULE 4.10 lists, as of the date hereof, all of the following Contracts to which the Companies are a party or by which any of their respective assets are, or may be bound (items (i) through (xv), collectively, the "Material Contracts"):

                           (i) any loan or advance to, or investment in, any other Person or any agreement, contract or commitment (whether written or oral) relating to the making of such loan, advance, or investment;

                           (ii) individual Contracts with customers with respect to which the Companies billed more than $15,000 during the year 2000;

                           (iii) any individual Contract which has an exclusive dealing requirement or agreement involving expenditures in excess of $15,000 during the year 2000;

                           (iv) Contracts not listed or required to be listed pursuant to Section 4.11(a)(i) which provide for aggregate future annual payments by the Companies of more than $15,000, except for purchase orders or sales orders arising in the ordinary and usual course of business, in which case they are listed only if any party thereto is obligated to make payments pursuant thereto aggregating more than $15,000;

                           (v) Contracts which establish a partnership, joint venture, material agency or other similar arrangement;

                           (vi) any Contract which relates to indebtedness for borrowed money in excess of $15,000 except for accounts payable created in the Ordinary Course of Business or the deferred purchase price of property (whether incurred, assumed, guaranteed or secured by any asset);

                           (vii) any Contract which provides for future payments that are conditioned on or result from, in whole or in part, a change of control of the Companies or a change of management of the Companies;

                           (viii) any Contract under which the Companies have guaranteed the obligations of any Person, agreed to indemnify any Person (other than in the ordinary course of business), agreed to share Tax liability with any Person, or incurred any other contingent liability;

                           (ix)     any Contract which relates to the
                                    acquisition by the Companies of any of the capital stock or substantially all of the assets of another Person since January 1, 1998;

                           (x) any Contract which limits or restricts the right of the Companies to compete in any way with any other Person, or which contains covenants pursuant to which any non-natural Person has agreed not to compete, or which otherwise restricts a Person's ability to engage freely, in any line of business;

                           (xi) any Contract not disclosed herein or not otherwise required to be disclosed pursuant to this Section 4.10(a) which provides for annual payments in excess of $15,000 which extends more than a year from the date hereof and is not cancelable by the Companies on 30 days' written notice without penalty;

                           (xii) any Contract which provides for the sale or lease after the date hereof of any of the assets of the Companies other than in the Ordinary Course of Business;

                           (xiii) any Contract which binds the Companies to make payments to any director or officer or any former director or officer of the Companies;

                           (xiv) all performance bonds with Governmental Authorities that are required to operate the Business; and

                           (xv) any other Contract, arrangement or warranty, written or oral, express or implied, by which the Companies are a party, or by which any of their assets are or may be bound.

                  (b) Except as otherwise noted in SCHEDULE 4.10, all of such Contracts, arrangements and warranties set forth on SCHEDULE 4.10 (or required to be set forth on SCHEDULE 4.10), together with all contracts disclosed on SCHEDULE 4.11(I), are valid, binding and in full force and effect. None of the Company or the Company Subsidiaries is in breach or default thereunder, and to the Knowledge of the Shareholders there exists no default or breach thereunder by any other party thereto, and none of the Companies has received any notice claiming that the Companies has committed any such default or breach, or indicating the desire or intention of any party thereto to amend, modify, rescind or terminate the same.

         4.11 UNION CONTRACTS, LABOR AND EMPLOYEES. SCHEDULE 4.11(i) sets forth a list, as of the date hereof, of all individual employment, consulting, non-compete or severance agreements with employees or former employees of the Companies that individually provide for annual payments after the date hereof in excess of $5,000. The Companies have no contract, collective bargaining agreement, understanding (whether written or oral), or other labor union agreement with any labor union or other labor organization or employee bargaining group relating to its employees. To the Knowledge of the Companies, no efforts are being made on the part of any labor union or other labor organization or employee bargaining group or any employee with respect to representation or organization of any of the Company's employees. Furthermore, the Companies are (i) in compliance with all Laws respecting employment, employment practices, terms and conditions of employment, wages or hours, (ii) have not engaged in any unfair labor practices, and (iii) have not received written notice of any unfair labor practice and no such complaints are pending before the National Labor Relations Board or other similar governmental authority. No grievance or other labor dispute or proceeding or any arbitration proceeding arising out of or under any collective bargaining or other employee agreement is pending or, to the Knowledge of the Companies, threatened against the Company. No organized work stoppage, labor strike, labor dispute, or slowdown against the Companies is pending or, to the Knowledge of the Companies, threatened against or involving the Companies. Company Parent is not aware of any material actual or potential labor problem. Except as set forth on SCHEDULE 4.11(ii), there are no material controversies pending or, to the Shareholders' Knowledge, threatened, between the Companies and any of its employees.

         4.12 LICENSES AND PERMITS. Set forth on SCHEDULE 4.12, is a true, complete and accurate list and description of all Permits held by the Companies and used by it in the conduct of its Business. The Companies are in compliance with the terms of such Permits and there is no pending or, to the Knowledge of the Shareholders, threatened Legal Proceeding, termination, suspension, modification, expiration or revocation thereof. Except for the licenses, Permits, and authorizations set forth and described in SCHEDULE 4.12, there are no licenses, Permits or other authorizations, whether written or oral, necessary or required for the Companies conduct of its Business or their ownership or use of any of their properties or assets and the Companies are not dependent on any other license, permit or other authorization, whether written or oral. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not result in any suspension, revocation, cancellation or invalidation of any Permit that is necessary for the business of the Companies or which would have a Material Adverse Effect on the Business.

         4.13 INTELLECTUAL PROPERTY. Set forth on SCHEDULE 4.13 is a true, accurate and complete list of all Intellectual Property used in the operation of the Companies' Business. Except as set forth in SCHEDULE 4.13, each of the Companies without payment of any license fee, royalty or similar charge, owns the entire right, title and interest in and to the Intellectual Property used in the operation of its Business, and each of the Companies has the exclusive right to use and license the same without infringement or violation of the rights of others. There are no pending or to the Knowledge of the Shareholders or the Companies, threatened proceedings or litigation or other adverse claims affecting or challenging the Intellectual Property. To the Knowledge of the Company and the Shareholders, no Person is infringing on the Intellectual Property. Except as set forth in SCHEDULE 4.13, no loss or expiration of any item of Intellectual Property or group of related items of Intellectual Property would have a Material Adverse Effect on the conduct of the Business and to the Knowledge of the Shareholders, no such loss is threatened, pending or reasonably foreseeable.

         4.14 LITIGATION AND ORDERS. Except as set forth on SCHEDULE 4.14, there is no Claim, or legal proceeding, pending or, to the Knowledge of the Shareholders or the Companies, threatened against or affecting the Companies or any of their respective properties or assets, including any seeking to enjoin or prevent the consummation of the transactions contemplated hereby, or otherwise claiming the Agreement or the transactions contemplated hereby or thereby or the consummation thereof are improper except where such Claim or legal proceeding would not have a Material Adverse Effect. To the Knowledge of the Shareholders or the Companies, there is no reasonable basis upon which any such Claim would reasonably be expected to be brought or initiated. The Companies and its properties and assets are not subject to any Order.

         4.15 TAXES.

         Except as set forth in SCHEDULE 4.15:

                  (a) All Tax Returns required to be filed on or before the Closing Date by or on behalf of, or in which is required to be reported the income or other items of, any of the Companies have been within the time prescribed by Law (including extensions of time permitted by Law). To the Knowledge of the Shareholders, such Tax Returns are accurate, correct, and complete in all material respects. There are no deferred intercompany transactions that would impact a Tax Return in the post closing period.

                  (b) Each of the Companies have paid on a timely basis, all Taxes of the Companies that are due on or before the Closing Date (including, but not limited to, Taxes shown to be due on the Tax Returns described in the preceding paragraph), except those Taxes that are being disputed in good faith and for which adequate provision has been made in the Financial Statements and the Interim Financial Statements.

                  (c) Adequate provision has been made by the Companies in the Financial Statements and the Interim Financial Statements for the payment of Taxes due after the Closing Date, including but not limited to, Taxes attributable to the taxable period (if any) ending on, or within which occurs, the Closing Date.

                  (d) There are no pending audits, actions, proceedings, investigations, disputes or claims with respect to any Taxes payable by or asserted against any of the Companies and, to the Knowledge of the Shareholders and the Companies, there is no basis on which any claim for material Taxes can be asserted with respect to any of the Companies. None of the Companies have received notice from any taxing authority of its intent to examine or audit any of its Tax Returns. There are not currently in force any extensions of any statute of limitations with respect to the assessment or collection of any Tax.

                  (e) There are no Liens for Taxes on any of the assets or properties of the Companies (except for Permitted Liens). All Taxes required to be withheld, collected or deposited by any of the Companies (including, but not limited to, amounts required to be withheld, collected or deposited with respect to amounts paid or owing to any employee, creditor, independent contractor or other Person) have been timely withheld, collected or deposited and, to the extent required, have been timely paid to the relevant taxing authority. All persons characterized as independent contractors, and not as employees, were properly so characterized for all purposes under all applicable laws (including, without limitation), their characterization as independent contractors for income and employment tax withholdings and payments. Each estimated payment for Current Period Taxes payable by the Company has been made on or before the date on which the payment is required under applicable law to be made in an amount sufficient to avoid the imposition of a penalty.

                  (f) The Companies are not and have not been subject to tax or done business in the United States.

                  (g) All agreements relating to allocation or sharing of, or liability or indemnification for, Taxes between the Companies and any other Person will be cancelled as of the Closing and none of the Companies will have any liability under any such agreement thereafter.

                  (h) No disclosure statement pursuant to Section 6662 of the Code or any comparable disclosure with respect to foreign, state and/or local tax statutes has been filed with respect to any item relating to the Companies.

                  (i) None of the Companies has ever been a member of an affiliated group of corporations (as defined in Section 1504(a) of the Code), nor do any of the Companies have successor liability for Taxes of any such member.

                  (j) No material claim has been made against the Companies by any taxing authority in any jurisdiction where the Companies did not file sales, use, value-added, duty, or similar Tax Returns or did not pay sales, use, value-added, duty goods and services, duty or similar Taxes, that the Companies are or may be subject to sales, use, value-added, duty or similar Taxation by that jurisdiction.

                  (k) No material claim has been made against the Companies by any taxing authority in any jurisdiction where the Companies did not file payroll, unemployment, social security or social insurance, or similar Tax Returns or did not pay payroll, unemployment, social security or social insurance, or similar Taxes, that the Companies are or may be subject to payroll, unemployment, social security or social insurance, or similar Taxation by that jurisdiction.

                  (l) No closing agreements or settlement agreements pursuant to any provision of any tax law has been entered into with any taxing authority by or with respect to the Companies which requires the Companies to include any item of income in, or exclude any item of deduction from, any Tax Return for any taxable period ending after the Closing Date.

                  (m) The Companies have not agreed to make any adjustment pursuant to Section 481 of the Code or pursuant to any other provision of the tax laws of any jurisdiction, which could materially increase Taxes or taxable income, or materially reduce any tax credits, net operating losses or capital losses of the Companies in any taxable period ending after the Closing Date. The Companies do not have any application pending with any taxing authority requesting permission for any changes in any accounting method. No taxing authority has proposed, in writing, any such adjustment or change in accounting method. The Companies have not failed to comply with all the applicable provisions related to filing any application for any accounting method change that would cause the application to be rejected.

                  (n) The Companies have not engaged in any transactions, taken any action, or made any elections (other than elections regarding depreciation or amortization methods and lives) prior to the date hereof which will result in the Companies realising in any period after the date hereof (i) taxable income and gain that is materially in excess of book income and gain or (ii) book expenses and losses that are materially in excess of tax deductions and losses.

                  (o) The restructuring of the Companies business, legal and tax activities and operations in 1998 carries no risk to the Buyer of audit, dispute, or assessment of tax from any Governmental Authority for periods or partial periods ending on or before the Closing Date.

                  (p) The Companies have qualified for and obtained tax benefits, exemptions and reductions of tax rates from Governmental Authorities and Shareholders shall cooperate to the extent reasonably requested by the Buyer in efforts by Buyer to retain such benefits. All such exemptions and reductions of tax rates are in full force and effect as of the date hereof, including the International Business Company license of each of the Company and NPC International (Barbados) Limited and the free trade zone status of NPC International (Jamaica) Limited and NPC International (Republica Dominicana) Limited. In the conduct of all of their businesses, the Company and NPC International (Barbados) Limited have only carried on services for the benefit of customers of non-CARICOM countries and no services have been performed for a customer of a CARICOM country. Any failure by the Shareholders to timely make any filings required to obtain such exemptions and reductions of tax rates will not have an adverse effect on the Buyer or the Buyer's ability to renew the International Business Licenses or otherwise maintain such exemptions and reductions of tax rates.

                  (q) The Companies are taxable as corporations for federal income tax purposes.

         4.16 ENVIRONMENTAL MATTERS. For purposes of the Agreement, the following terms shall have the indicated meanings:

                  "ENVIRONMENTAL LAW" means any Law, license, permit, authorization, approval, consent, order, determination, judgment, decree, injunction or agreement with any governmental entity concerning or relating to
(1) the health, protection, preservation or restoration of the environment including, air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, wetlands, plant and animal life or any other natural resource, conservation, (2) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Materials, or (3) Releases, or activities that might result in damage to the indoor or outdoor environment, or any law that is concerned in whole or in part with the indoor or outdoor environment or with protecting or improving the quality of the indoor or outdoor environment, natural resources, or wildlife or protecting public and employee health and safety. The term Environmental Law includes without limitation (1) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601, ET SEQ.; the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. 9601(2)(D); the Resource Conservation and Recovery Act, 42 U.S.C.
Section 6901, ET SEQ.; the Clean Air Act, 42 U.S.C. Section 7401, ET SEQ.; the Federal Water Pollution Control Act, as amended by the Clean Water Act, 33 U.S.C. Section 1251, ET SEQ.; the Toxic Substances Control Act, 15 U.S.C.
Section 9601, ET SEQ.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. Section 11001, ET SEQ.; the Safe Drinking Water Act, 42 U.S.C. Section 300f, ET SEQ.), the Hazardous Materials Transportation Act (49 U.S.C.ss.1801 ET SEQ.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.ss.136 ET SEQ.), and the Occupational Safety and Health Act (29 U.S.C.ss. 651 ET SEQ.); as such laws have been amended or supplemented, and the regulations promulgated pursuant thereto, and any and all analogous or comparable federal, national, state or local statutes, ordinances and regulations imposing liability or establishing standards of conduct for the protection of the environment, (2) any common law (including common law that may impose strict liability) establishing standards of conduct for the protection of the environment, or that may impose liability for injuries or damages due to the release of any Hazardous Materials, and (3) any foreign statute, rule, regulation or common law comparable to the foregoing or pertaining to similar matters.

                  "HAZARDOUS MATERIALS" means (i) any element, compound or chemical that is defined, listed or otherwise classified as a toxic or hazardous substance or material, extremely hazardous substance or chemical, hazardous material, hazardous waste, medical waste, biohazardous or infectious waste, or special waste, under Environmental Laws; (ii) any "oil", as defined by the Clean Water Act, as amended from time to time, and regulations promulgated thereunder (for the avoidance of doubt, "oil" shall include crude oil or any fraction thereof and any petroleum, petroleum-based or petroleum-derived products); (iii) any substance, the presence of which is prohibited, regulated or controlled by any applicable Laws, now in force or hereafter enacted relating to waste disposal or environmental protection with respect to the exposure to, or manufacture, possession, presence, use, generation, storage, transportation, treatment, release, emission, discharge, disposal, abatement, cleanup, removal, remediation or handling of any such substance; (iv) any asbestos or asbestos-containing materials, polychlorinated biphenyls ("PCBs") in the form of electrical equipment, fluorescent light fixtures with ballasts, cooling oils or any other form, urea formaldehyde, atmospheric radon; (v) any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, alkalis, acids, chemicals, pesticides, herbicides, sewage, industrial sludge or other similar wastes; (vi) industrial, nuclear or medical by-products; (vii) any lead based paint or coating, (viii) polychlorinated biphenyls; (ix) any substance exhibiting a hazardous waste characteristic including but not limited to corrosivity, ignitibility, toxicity or reactivity as well as any radioactive or explosive materials; (x) any raw materials, building components (including but not limited to asbestos-containing materials) and manufactured products containing Hazardous Materials, and (viii) any underground storage tank(s).

                 In connection with the foregoing: (i) each of the Companies is in compliance in all material respects with all Environmental Laws; (ii) to the Knowledge of the Shareholders, each of the Companies possesses and is in compliance with all Environmental Permits required to operate the facilities, assets and business of such Company; (iii) none of the Companies is subject to any Orders that relate to any Environmental Law; (iv) none of the Companies is subject to any Environmental Claims and, no unresolved Environmental Claims have been asserted or threatened in writing against any of the Companies or any predecessor in interest to such Companies; (v) there has been no Release at any of the properties currently or formerly owned or operated by any of the Companies (at the time such properties were owned or operated by such Company) or a corporate predecessor in interest for which any of the Companies would be liable, or at any disposal or treatment facility which received Hazardous Materials generated by any of the Companies or any corporate predecessor in interest for which any of the Companies would be liable; (vi) none of the Companies have received written notice and none of the Companies has Knowledge of any Environmental Claims against any facilities that may have received Hazardous Materials generated by any of the Companies or any corporate predecessor in interest for which the any Companies would be liable; and (vii) the Shareholders have delivered to, or made available for review by, Buyer true and complete copies of all environmental reports, studies, investigations or correspondence regarding any environmental liabilities of the

Companies or any environmental conditions at any property operated by any of the Companies or any corporate predecessor in interest for which any of the Companies would be liable, which are in possession of any of the Companies.

         4.17 INSURANCE. SCHEDULE 4.17 contains a true and complete list of all insurance policies, and formal self insurance programs, and other forms of insurance and all fidelity bonds held by or applicable to any of the Companies and its properties, assets, operations, employees or Employee Benefit Plan fiduciaries. The Shareholders have maintained insurance for the benefit of the Companies and its Employees, in coverages and amounts believed by the Shareholders to be customary in the industry and which are believed adequate in the reasonable judgment of the Shareholders. Such insurance shall be in effect until the Closing Date. After that time, the Buyer will be responsible for obtaining any and all insurance for the Companies and its Employees.

         4.18 ACCOUNTS RECEIVABLE. All trade and other accounts, notes and loans receivable that have been recorded on the books of any of the Companies are valid and bona fide obligations due to such Company, represent amounts validly due such Company, have arisen in the Ordinary Course of Business, and all such accounts receivable (net of reserves set forth on the Company's balance sheet included in the such Company's Financial Statements or Interim Financial Statements for such specific account or accounts in the Ordinary Course of Business) will have been collected in full within 180 days after the earlier of the date each such account receivable is due or the Closing Date. The Companies have no Knowledge of facts or circumstances (other than general market conditions) that would result in any material increase in the uncollectibility of such receivables as a class in excess of the reserves set forth in respective Financial Statements or Interim Financial Statements of each Company. Set forth on SCHEDULE 4.18(I) is a true, complete and accurate aging of all of the Companies accounts receivable included as part of this transaction. All of such accounts, notes, and loans receivable are free and clear of any Liens (other than Permitted Liens), or other charges; none of such accounts, notes, or loans receivable are subject to any offsets ; and none of the obligors of such accounts, notes, or loans receivable have given notice that they will or may refuse to pay the full amount thereof or any portion thereof. Except as set forth on SCHEDULE 4.18(II) attached hereto, since March 31, 2001, the Companies have collected accounts receivable only in accordance with its regular collection practices and has not granted any rebates, discounts, advances or allowances to any customers and has not otherwise sold, discounted or disposed of any accounts receivable.

         4.19 REAL PROPERTY AND LEASES.

                  (a) Set forth on SCHEDULE 4.19(i) is a complete and correct list of all real properties owned or leased by the Companies. The Companies have delivered or caused to be delivered true, complete and correct copies of all documents evidencing the ownership or the lease by the Companies of the owned or leased properties reflected in SCHEDULE 4.19(i). The Companies have good and marketable title to all its real properties, free and clear of all Liens (except for Permitted Liens). No covenants, easements, rights-of-way, or regulations of record impair in any material respect the uses of the respective properties of the Companies for the purposes for which they are now operated. The operation of the properties and business of the Companies in the manner in which they are now and have been operated does not violate in any material respect any zoning ordinances, municipal regulations, or other rules, regulations, or laws. The Shareholders made available to Buyer true and complete copies of all surveys, appraisals and title insurance policies relating to its leased real properties.

                  (b) SCHEDULE 4.19(ii) contains a complete and correct list of all real property leases and any and all amendments thereto relating to the leased real property to which the Companies are a party or is bound (the "Real Property Leases"). The Companies have made available to Buyer correct and complete copies of the Real Property Leases. Each of the Real Property Leases (i) is in full force and effect, (ii) is a legal, binding obligation of the respective Companies and each party thereto, and (iv) is enforceable against the landlord which is a party thereto in accordance with its respective terms except as may be limited by bankruptcy, insolvency, moratorium, receivership, conservatorship, reorganization or similar laws affecting the rights of creditors generally or equitable principles limiting the right to obtain specific performance or other similar relief. None of the buildings and structures located on real property, used in or held for the Business violate any restrictive covenants or any terms of the Real Property Leases applicable to such real property, or encroach on any property owned by others which violation or encroachment would have a Material Adverse Effect at the relevant location. No condemnation proceeding is pending or to Knowledge of the Shareholders or any of the Companies, threatened, that would preclude or impair in any material respect the use of the real property for the uses for which it is currently being used. No party to any Real Property Lease has repudiated any provision thereof and there are no disputes, oral agreements, or forbearance programs in effect as to the Real Property Leases and none of the Companies has assigned, transferred, subleased, or conveyed any interest in such leases. No notices of default or notices of termination have been received by any of the Companies with respect to the Real Property Leases which have not been withdrawn or canceled and none of the Companies is, and to the Knowledge of the Shareholders or any of the Companies, no other party is, in default under any Real Property Lease.

         4.20 TITLE TO ASSETS AND PROPERTIES, CONDITION AND SUFFICIENCY OF
ASSETS.

                  (a) The Companies own good and marketable title to or leasehold interests in all of their tangible assets and properties, free and clear of all Liens, (except Permitted Liens). The assets and properties owned or leased by the Companies are in good condition, repair and working order (subject to normal wear and tear consistent with the age of the assets and properties), and suitable for the uses for which they have been used by the Companies.

                  (b) Except as set forth on SCHEDULE 4.20, the properties and the assets owned by the Companies that are used by any of the Companies to provide administrative services to the Companies are owned solely by the Companies and the related operations have been conducted solely by the Companies. The Companies own or have valid leasehold interests in all of the properties and assets which are used in the business of the Companies, or are necessary to conduct the business of the Companies (including, but not limited to, such assets as are necessary for the operation of the Business), in substantially the same manner as currently conducted, except for assets or services used by businesses generally such as the Internet, the public telephone network, and public utilities. Neither the Shareholders nor any of their Affiliates other than the Companies owns any right, title or interest in or to the properties or assets used or held for use in connection with the business or operations of the Companies.

         4.21 UNDISCLOSED LIABILITIES. Except as and to the extent specifically reflected in the Financial Statements and the Interim Financial Statements, there were, as of the respective dates thereof, and there are, as of the Effective Time, no liabilities, indebtedness or obligations (whether absolute or contingent, secured or unsecured, asserted or unasserted, due or to become due) against, relating to or affecting any of the Companies that (i) is required to be reflected in such Financial Statement or Interim Financial Statement, or (ii) that could, individually or in the aggregate, have a Material Adverse Effect. Since the date of the most recent Interim Financial Statement, none of the Companies have incurred any liabilities, indebtedness or obligations (whether absolute or contingent, secured or unsecured, asserted or unasserted, due or to become due) other than liabilities, indebtedness and obligations incurred after such date in the Ordinary Course of Business consistent with past practice.

         4.22 CUSTOMERS AND SUPPLIERS.

                  (a) Except as set forth on SCHEDULE 4.22(a), (a) all Material Customers continue to be customers or licensees of the Company and none of such Material Customers have reduced materially its business with the

                           Company from the levels achieved during the year ended March 31, 2001 and none of the Shareholders, or the Companies have any reason to believe that any such reduction will occur; (b) none of the Companies are involved in any Claim, dispute or controversy with any such Companies Material Customers other than Claims, disputes or controversies arising in the Ordinary Course of Business which would not have a Material Adverse Effect; and (c) none of the Companies is involved in any Claim, dispute or controversy with any of its other customers or licensees or any of its suppliers or licensors which would have a Material Adverse Effect.

                  (b) Set forth on SCHEDULE 4.22(b) is a list of the 6 suppliers that accounted for the largest dollar volume of purchases by each of the Companies (paid in U.S. dollars) for the five month period ended May 31, 2001 (each, a "Material Supplier"). No Material Supplier has canceled or otherwise terminated, or to the Knowledge of the Companies threatened to cancel or otherwise terminate, its relationship with any of the Companies during the twelve months immediately preceding the date hereof, or has during such period materially decreased, or threatened to materially decrease or materially limit, its services, supplies or materials to any of the Companies. None of the Companies has received any notice during the twelve months immediately preceding the date hereof that any material supplier intends to cancel or otherwise materially modify its relationship with any of the Companies or to materially decrease or materially limit its services, supplies or materials to any of the Companies.

         4.23 COMPLIANCE WITH LAWS. Except as set forth in SCHEDULE 4.23, each of the Companies has complied in all respects, and is in compliance in all respects, with all Laws or other requirements of any Governmental Authority, and no written notice has been received by any of the Companies alleging any violation, except where such failure to comply with the Law would not have a Material Adverse Effect.

         4.24 NO BROKERS', FINDERS' OR INSIDER FEES. No Person has, or immediately following the consummation of the transactions contemplated hereby will have, as a result of any act or omission of the Shareholders or the Companies, any right, interest, or valid claim against the Companies or the Buyer for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by the Agreement, nor are there any fees or any payments or promises of payment, however characterized, which have been paid or which are or may become payable in connection with the transactions contemplated hereby to the Companies or any director, officer or employee of the Companies, or any Affiliate of any of the foregoing.

         4.25 INTERESTS IN CLIENTS, CUSTOMERS, ETC.

         Except as set forth on SCHEDULE 4.25:

         (a) No agreement or transaction between any of the Companies and any Related Party has been entered into which, if not existing, would have resulted in a Material Adverse Effect or, irrespective of whether such would result in a Material Adverse Effect, will continue after the Closing Date;

         (b) To the Knowledge of the Companies, no Related Party is a director or officer of, or has any direct or indirect interest in (other than the ownership of not more than 5% of the publicly traded shares of), any person or entity which is a client, customer, lessee, lessor, supplier, vendor, landlord, debtor, creditor, sales representative or competitor of any of the Companies;

         (c) No Related Party owns or has any interest in, directly or indirectly, in whole or in part, any tangible or intangible property used in the conduct of the business of the Companies;

         (d) Other than amounts owed to the Shareholders pursuant to any intercompany debts, or expense advance reimbursements in the ordinary course of business, no Affiliate of any of the Companies (other than the Company Subsidiaries) owes any money to, nor is any such Affiliate owed any money by, any of the Companies;

         (e) None of the Companies have, directly or indirectly, guaranteed or assumed any indebtedness for borrowed money or otherwise for the benefit of any Related Party.

         4.26 PRODUCT AND SERVICE WARRANTY AND PRODUCT AND SERVICE LIABILITY. Except as set forth on SCHEDULE 4.26, there are no product or service warranty or product or service liability Claims pending or, to the Knowledge of the Shareholders of the Companies, threatened against the Companies and, to the Knowledge of the Shareholders of the Companies, there is no state of facts or the occurrence of any event forming the basis for any such product or service warranty, product or service liability or other tort claim except for those which would not have a Material Adverse Effect. The Companies have provided the Buyer with a complete and accurate list of all warranty information provided to or relied upon by its customers.

         4.27 EMPLOYEE BENEFIT PLANS; ERISA; WARN ACT.

                  (a) BENEFIT PLANS. SCHEDULE 4.27(a) contains a list and brief description of each "employee pension benefit plan" (as defined in Section 3(2) of

                           ERISA to the extent applicable, or any Comparable Foreign Law, to the extent applicable, hereinafter a "Pension Plan"), "employee welfare benefit plan" (as defined in Section 3(1) of ERISA or any Comparable Foreign Law, hereinafter a "Welfare Plan"), stock option, stock purchase, stock appreciation right, incentive, deferred compensation plan or arrangement, and other employee fringe benefit plan or arrangement maintained, contributed to or required to be maintained or contributed to by the Companies or any other person or entity that, together with the Companies, is treated as a single employer under
                           Section 414(b), (c), (m) or (o) of the Code or any Comparable Foreign Law (each an "ERISA Affiliate") for the benefit of any present or former officers, employees, directors or independent contractors of the Companies (all the foregoing being herein called "Benefit Plans"). Except for the Benefit Plans disclosed on SCHEDULE 4.27(a), the Companies do not maintain, contribute to or have an obligation to contribute to any Employee Plan (as defined in Section 3(3) of ERISA or any similar provision of any applicable Law or Comparable Foreign Law, to the extent applicable), or any other severance, bonus, stock option, stock appreciation, stock purchase, retirement, insurance, health, welfare, vacation, pension, profit-sharing or deferred compensation plan, agreement or arrangement providing benefits for employees or former employees of the Companies nor have the Companies or any officer or director of the Companies taken any action directly or indirectly to obligate the Companies to institute any such employee benefit plan.

                  (b) The Companies do not have any liability with respect to any plans, arrangements or practices of the type described in the preceding Subsection 4.27(a). Except as disclosed on SCHEDULE 4.27(b)(i), (i) all contributions to, and payments from, the Benefit Plans that may have been required to be made in accordance with the terms of the Benefit Plans, any applicable collective bargaining agreement and, when applicable, Section 302 of ERISA or Section 412 of the Code or any Comparable Foreign Law, have been timely made; (ii) there has been no application for or waiver of the minimum funding standards imposed by
                           Section 412 of the Code or any Comparable Foreign Law with respect to any Benefit Plan that is a Pension Plan (hereinafter a "Company Pension Plan"); and
                           (iii) no Company Pension Plan had an "accumulated funding deficiency" within the meaning of Section 412(a) of the Code or any Comparable Foreign Law as of the end of the most recently completed plan year. All such contributions to, and payments from, the Benefit Plans, except those payments to be made from a trust qualified under Section 401(a) of the

                           Code or any Comparable Foreign Law, for any period ending before the Closing Date that are not yet, but will be required to be made, will be properly accrued and reflected in the Financial Statements. Except as disclosed in SCHEDULE 4.27(b)(ii), neither the Company nor any ERISA Affiliate has incurred any liability to a Pension Plan (other than for contributions not yet due) or to the Pension Benefit Guaranty Corporation or any comparable foreign Governmental Authority (other than for the payment of premiums not yet due) that, when aggregated with other such liabilities, would result in a material liability to the Companies, which liability has not been fully paid as of the date hereof. The Shareholders have delivered or made available to Buyer or its counsel true, complete and correct copies of (i) each Benefit Plan (or, in the case of any unwritten Benefit Plans, descriptions thereof),
                           (ii) the most recent annual report on Form 5500 filed with the Internal Revenue Service or any comparable foreign Governmental Authority with respect to each Benefit Plan (if any such report was required by applicable law), (iii) the most recent summary plan description for each Benefit Plan for which such a summary plan description is required by applicable law, (iv) each trust agreement and insurance or annuity contract relating to any Benefit Plan, and
                           (v) any other documents, forms or other instruments relating thereto reasonably requested by the Buyer. Each Benefit Plan of the Company (i) has been administered and maintained in compliance with all Laws and Orders, including, without limitation, ERISA and the Code or any Comparable Foreign Law, of all Governmental Authorities in all material respects, and (ii) has been administered in accordance with the terms of the applicable plan documents in all material respects. Except as disclosed in SCHEDULE 4.27(b)(iii), all reports, returns and similar documents with respect to the Benefit Plans required to be filed with any governmental agency or distributed to any Benefit Plan participant have been duly and timely filed or distributed.

                  (c) Except as disclosed on SCHEDULE 4.27(c), the Companies have not made any promise, guarantee or commitment (whether written or oral) to an employee, director or officer of the Companies or any former employee, director or officer of the Companies, to provide, and is under no obligation or liability to provide, (i) medical benefits (including through insurance) to retirees of the Companies or their dependents or (ii) life insurance or other death benefits (including through insurance) to retirees of the Companies or their dependents. To the Knowledge of the Shareholders the Companies have not made any representation (whether written or oral) to an employee, director or officer of the Companies or any former employee, director or officer of the Companies, promising or guaranteeing any coverage under any Welfare Plan for any period of time after the termination of such employee or officer's employment with the Companies, other than as permitted by the Companies under
                           Section 4980B of the Code or any Comparable Foreign Law.

                  (d) No Employee Plan of the Companies (i) is or at any time was subject to Title IV of ERISA or any Comparable Foreign Law, or (iii) is or at any time was subject to the minimum funding standards of
                           Section 302 of ERISA or Section 412 of the Code or any Comparable Foreign Law or (iv) is or at any time was a "multi-employer plan" within the meaning of
                           Section 3(37) or 4001(a)(13) of ERISA, or Section 414(f) of the Code or any Comparable Foreign Law, or a "multiple employer plan" within the meaning of
                           Section 413(c) of the Code or any Comparable Foreign Law. Neither the Companies, nor any or any other person or entity that, together with the Companies, is treated as a single employer under Section 414(b),
                           (c), (m) or (o) of the Code or any Comparable Foreign Law, has contributed to or been obligated to contribute to a "multi-employer plan" (as defined in Section 4001(a)(3) of ERISA or any Comparable Foreign
                           Law) during the past five years. No trade or business is or, at any time within the past six years, has been, treated, together with the Companies as a single employer under Section 414 of the Code or
                           Section 4001 of ERISA or any Comparable Foreign Law.

                  (e) Except as disclosed on SCHEDULE 4.27(e), each Company Pension Plan of the Company intended to be qualified under Sections 401(a) and 501(a), respectively, of the Code or any Comparable Foreign Law is so qualified and has heretofore been the subject of a determination letter from the Internal Revenue Service or applicable foreign Governmental Authority to the effect that such Company Pension Plan is qualified and exempt from Federal income taxes under Sections 401(a) and 501(a), respectively, of the Code or any Comparable Foreign Law (or will be the subject of such a favorable determination letter within the remedial amended period established under section 401(b) of the Code or any Comparable Foreign Law); no such determination letter has been revoked, and, to the Knowledge of the Shareholders, revocation has not been threatened; and such Company Pension Plan has not been amended since the effective date of its most recent determination letter in any respect that might adversely affect its qualification or materially increase its cost. The Shareholders have delivered or made available to Buyer a copy of the most recent determination letter received with respect to each Company Pension Plan for which such a letter has been issued, as well as a copy of any pending application for a determination letter. The Shareholders have also provided to Buyer a list of all Company Pension Plan amendments as to which a favorable determination letter has not yet been received. No event has occurred that could subject any Company Pension Plan to tax under Section 511 of the Code or any Comparable Foreign Law.

                  (f) The list of Welfare Plans in SCHEDULE 4.27(f)(i) discloses whether each Welfare Plan is (i) unfunded,
                           (ii) funded through a "welfare benefit fund", as such term is defined in Section 419(e) of the Code or any Comparable Foreign Law, or other funding mechanism or
                           (iii) insured. Each such Welfare Plan may be amended or terminated without material liability to the Companies at any time after the Closing Date. Each group health plan (as such term is defined in Section 5000(b)(I) of the Code or any Comparable Foreign Law) maintained or contributed to, currently or in the past, by the Companies(or any other corporation or trade or business the employees of which, together with the employees, are required by the Code or any Comparable Foreign Law to be treated as if they were employed by a single employer) has been operated in full compliance with the continuation coverage requirement of Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code or any Comparable Foreign Law. Except as disclosed on SCHEDULE 4.27(f)(ii), the Companies have not incurred any liability under FAS 106 or FAS 112 or any comparable international accounting standard.

                  (g) With respect to any insurance policy that has, or does, provide funding for benefits under any Employee Plan, (i) there is no liability of the Companies, in the nature of a retroactive or retrospective rate adjustment, loss sharing arrangement, or other actual or contingent liability, nor would there be any such liability if such insurance policy was terminated on the date hereof, and (ii) no insurance company issuing any such policy is in receivership, conservatorship, liquidation or similar proceeding and, to Knowledge of the Shareholders, no such proceedings with respect to any insurer are imminent.

                  (h) The execution and delivery of the Agreement, and the performance of the transactions contemplated thereby, will not (i) constitute a stated triggering event under any Employee Plan that will result in any payment (whether of severance pay or otherwise) becoming due from the Companies to any present or former officer, employee, director, shareholder or consultant, or former employee (or dependents of any thereof), or (ii) accelerate the time of payment or vesting, or increase the amount, of compensation due to any employee, officer, director, shareholder or consultant of the Companies.

                  (i) All contributions, transfers, and payments by the Companies in respect of any Employee Plan have been or are fully deductible under the Code or any Comparable Foreign Law.

                  (j) No Employee Plan provides benefits to any individual who is not a current or former employee of the Companies or the dependents or other beneficiaries of any such current or former employee.

                  (k) Other than routine claims for benefits, there is no pending or to the Shareholders' Knowledge, threatened assessment, complaint, proceeding, investigation, termination proceeding, or other claim, suit or proceeding (each, a "Benefits Claim") of any kind in any court or government agency against, with respect to, or involving any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan that could give rise to any material liability.

                  (l) All (i) insurance premiums required to be paid with respect to, (ii) benefits, expenses, and other amounts due and payable under, and (iii) contributions, transfers, or payments required to be made to, any Employee Plan or the Companies prior to the Closing will have been paid, made or accrued on or before the Closing.

                  (m) The Companies have reserved all rights necessary to amend or terminate each of the Employee Plans without the consent of any other Person.

                  (n) None of the Companies (i) has made any payments, (ii) is obligated to make any payments, or (iii) is a party to any agreement that could obligate it to make any payments that will not be deductible under
                           Section 280G of the Code or any Comparable Foreign
                           Law.

                  (o) SCHEDULE 4.27(o)(i) sets forth a complete and accurate list of all employees or former employees of the Companies who have been suspended, terminated, laid-off, granted any leave of absence or otherwise placed in any non-active status during the ninety day period ending on the date hereof. The Companies have not incurred any material liability or obligation under the WARN Act or any similar foreign laws, which remains unpaid or unsatisfied. Except as set forth on
                           SCHEDULE 4.27(o)(ii), the Companies have taken no actions that could be construed as a "plant closing" or "mass layoff" within the meaning of the WARN Act or any other applicable foreign Law during the 360 day period ending on the Closing Date.

                  (p) SCHEDULE 4.27(p) discloses whether: (i) any "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 of ERISA or any Comparable Foreign Law) has occurred that involves the assets of any Benefit Plan; (ii) any prohibited transaction has occurred that could subject the Companies or any employee, or, to the Knowledge of the Shareholders, a trustee, administrator or other fiduciary of any trust created under any Benefit Plan to the tax or penalty on prohibited transactions imposed by Section 4975 of ERISA or the sanctions imposed under Title I of ERISA or any Comparable Foreign Law; (iii) any of the Companies Pension Plans has been terminated or has been the subject of a "reportable event" (as defined in Section 4043 of ERISA and the regulations thereunder or any Comparable Foreign Law); and (iv) the Companies or to the knowledge of the Shareholders the trustee, administrator or other fiduciary of any Benefit Plan or any agent of any of the foregoing has engaged in any transaction or acted in a manner that could, or failed to act so as to, subject the Companies to any liability for breach of fiduciary duty under ERISA or any other applicable foreign Law.

                  (q) None of the Company Pension Plans is a "defined benefit pension plan" (as defined in Section 3(35) of ERISA or any Comparable Foreign Law).

                  (r) Except as disclosed in SCHEDULE 4.27(r), neither the Companies nor any ERISA Affiliate has (i) engaged in a transaction described in Section 4069 of ERISA or any Comparable Foreign Law or (ii) acted in a manner that could, or failed to act so as to, result in fines, penalties, taxes or related charges under
                           Section 502(c), (i) or (l) of ERISA, Section 4071 of ERISA or Chapter 43 of the Code or any Comparable Foreign Law, that could subject the Companies to any material liability at any time after the date hereof.

         4.28 BANK ACCOUNTS; LOCK BOXES. Except for bank accounts, lockboxes or safe deposit boxes maintained by National City Corporation that do not relate to the operations of the Business, set forth on SCHEDULE 4.28 is a true and complete list of (i) all bank accounts used by any of the Companies in connection with the Business, including a list of all persons with signature authority with respect thereto and such bank accounts constitute all of the bank accounts of the Companies, and (ii) all banks or other financial institutions with which any of the Companies maintains a lock box or safe deposit box showing the names of all persons with signature authority or who are otherwise authorized to act or deal in connection therewith.

         4.29 AGENTS. Except as set forth on SCHEDULE 4.29, none of the Companies has designated or appointed any person or other entity to act for it or on its behalf pursuant to any power of attorney or any agency which is presently in effect (other than such of the Company's directors, officers and employees to whom the Company has given the authority to act for the Company in the ordinary course of its business).

         4.30 COMMISSION SALES CONTRACTS. None of the Companies employs or has any relationship with any individual, corporation, partnership, or other entity whose compensation from such Company is in whole or in part determined on a commission basis.

         4.31 SUBSIDIARIES.

         Except for the Company Subsidiaries, neither the Company nor any of the Company Subsidiaries has, directly or indirectly, (or possess any options or other rights to acquire) any subsidiaries or any direct or indirect ownership interests in any person, business, corporation, partnership, association, joint venture, trust, or other entity.

         4.32 BOOKS AND RECORDS.

         The minute books and records of each of the Companies contain a true, complete and correct record of all actions taken at all meetings and by all written consents in lieu of meetings of the respective Board of Directors of such Company, or any committees thereof, and stockholders of such Company. The stock ledger and related stock transfer records of each of the Companies contains a true, complete and correct record of the original issuance, transfer and other capitalization matters of the capital stock of such Company. The accounting, financial reporting, tax and business books and records of each of the Companies (i) accurately and fairly reflect in all material respects the business and condition of such Company and the transactions and the assets and liabilities of such Company with respect thereto, and (ii) have been maintained in all material respects in accordance with good business and bookkeeping practices. Without limiting the generality of the foregoing, to the Knowledge of the Companies none of the Companies has engaged in any transaction with respect to its business or operations, maintained any bank account therefor or used any funds of such Company in the conduct thereof except for transactions, bank accounts and funds that have been and are reflected in the normally maintained Books and Records of the business of such Company.

         4.33 INFORMATION FURNISHED.

         The Shareholders have made available to Buyer and its directors, officers, employees, counsel, Affiliates, representatives, financing sources, customers, creditors, accountants and auditors, true and correct copies of all agreements, documents, and other items listed on the schedules to this Agreement and all Books and Records of the Companies and neither this Agreement, the schedules hereto, nor any information, agreements, or documents delivered to or made available to Buyer or its officers, attorneys, accountants, Affiliates and representatives pursuant to this Agreement contain any untrue statement of a material fact or taken as a whole, omit any material fact necessary to make the statements herein or therein, as the case may be, not misleading.

         4.34 DIRECTORS AND OFFICERS.

         SCHEDULE 4.34 lists all of the directors and officers each of the Companies.



                                   SECTION 5
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER
                   -------------------------------------------

         The Buyer represents and warrants to the Shareholders that the statements contained in this Section 5 are true and correct as of the date hereof and will be true and correct as of the Effective Time as though made then:

         5.1 INVESTMENT INTENT. The Shares are being purchased for Buyer's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended.

         5.2 ORGANIZATION, POWER AND AUTHORITY. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the Nevada and has the corporate power and authority to own, operate and carry on its business as presently being conducted. The Buyer is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the Buyer's business or location of its properties makes such qualification necessary except where such qualification if not obtained, would not have a Material Adverse Effect.

         5.3 AUTHORIZATION AND EXECUTION. The Buyer has all requisite corporate power and authority to execute and deliver this Agreement and each other Related Writing (the "Transaction Documents") to which it is a party, to perform its obligations thereunder, and to complete the transactions contemplated hereby and thereby. The execution, delivery and performance by the Buyer of each Transaction Document to which the Buyer is a party have been duly authorized by all necessary corporate action on the part of the Buyer, and no other corporate action on the part of the Buyer is necessary with respect thereto. Each Transaction Document (i) has been duly executed and delivered by the Buyer (ii) constitutes a legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.

         5.4 NO BREACH.

Except as set forth on SCHEDULE 5.4, neither the execution and delivery of the Transaction Documents by the Buyer, nor the performance by any such entity of its obligations thereunder will:

                  (a) violate, conflict with or result in a breach of any Law or Order;

                  (b) violate, conflict with or result in a breach of such entity's Certificate of Incorporation and Bylaws, as applicable;

                  (c) (i) violate, conflict with or result in a breach or termination of any Contract, give any contracting party additional rights or compensation under, or the right to terminate or accelerate or increase the maturity of any payment date thereunder, (ii) constitute (with notice or lapse of time, or both) a default under the terms of any Contract to which or the Buyer is a party, or by which any of the assets or properties of the Buyer is bound, except where such default would not have a Material Adverse Effect upon the properties or assets of the Buyer, (iii) result in the creation or imposition of any Lien upon any property or asset of the Buyer, (iv) trigger any charge, payment, or requirement of consent respect, or (v) result in the creation or imposition of any Lien with respect to, or otherwise have a Material Adverse Effect upon, or any of the properties or assets of the Buyer.

         5.5 NO BROKERS', FINDERS' OR INSIDER FEES. No Person has, or immediately following the consummation of the transactions contemplated hereby will have, as a result of any act or omission of the Buyer, any right, interest, or valid claim against the Shareholders for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by the Agreement, nor are there any fees or any payments or promises of payments, however characterized, which have been paid or which are or may become payable in connection with the transactions contemplated hereby to the Buyer or any director, officer, or employee of the Buyer or any Affiliate of any of the foregoing.

         5.6 CONSENTS. Except as set forth on SCHEDULE 5.6, no consent, notice to or declaration, filing or registration with, approval or authorization, or other action of any third party or Governmental Authority is required in connection with the execution and delivery by the Buyer of any Transaction Document or the consummation of the transactions contemplated thereby, except where the failure to obtain a consent, approval or authorization of any third party or Governmental authority would not have a Material Adverse Effect on the ability of the Buyer to consummate the transactions contemplated by the Agreement.

         5.7 FINANCING. The Buyer has sufficient funds available to satisfy Buyer's obligation to pay the Purchase Price.

                                   SECTION 6
                              PRE-CLOSING COVENANTS
                              ---------------------

         6.1 GENERAL. Each of the parties shall use its reasonable efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by the Agreement.

         6.2 OPERATIONS OF BUSINESS. Without the prior written consent of the Buyer, from the date hereof to the Effective Time, none of the Companies shall, except as required or expressly permitted pursuant to the terms of the Agreement, make any material change in the conduct of the Business or enter into any transaction other than in the Ordinary Course Of Business consistent with past practices and shall continue to conduct the Business in the Ordinary Course of Business consistent with past practice. Each of the Companies shall use commercially reasonable efforts to preserve substantially intact, the Business, to keep available the services of its key officers and employees and to preserve the goodwill of each business relationship affecting the Business.

         6.3 ACCESS. Each of the Shareholders shall permit representatives of the Buyer to have reasonable access to all customers and customer information, premises, properties, personnel, books, records (including tax records), contracts and documents of or pertaining to the Companies; provided, however, such access is reasonably necessary to perform its due diligence review in connection with the Agreement.

         6.4 NOTICE OF DEVELOPMENTS. Each of the Shareholders shall promptly notify the Buyer in writing of any development in the Business or prospects of any of the Companies which would be outside the Ordinary Course of Business, or which, if existing or occurring after the date of the Agreement, would have been required to be set forth or described in the Schedules attached hereto. No such supplement or amendment shall have the effect of curing any inaccuracy or misrepresentation in any representation or warranty in the Agreement, unless, in its sole and absolute discretion, the Buyer elects in writing to waive such inaccuracy or misrepresentation.

         6.5 PRESS RELEASE AND ANNOUNCEMENTS. No party will issue any press release or announcement (whether internal or external) relating to the subject matter of the Agreement or the transactions contemplated hereunder without the prior approval of the other party; provided that any party may make any public disclosure it believes in good faith is required by Law or the rules of any national securities exchange or any automated inter-dealer quotation system on which the securities of either party (or any Affiliate thereof) are listed or admitted for trading (in which case the disclosing party will advise the other party prior to making such disclosure).

         6.6 PAYROLL AND EMPLOYEE EXPENSES; OTHER PRE-CLOSING EXPENSES. To the extent not paid or accrued for by the Companies in the Ordinary Course of Business through the Closing

Date, Shareholders shall be responsible for all payroll and related costs and expenses of the Employees including, but not limited to gross payroll, taxes withholdings, any benefits for employees, any employment related taxes and charges and third party service fees through and including the Closing Date.

         6.7 CORPORATE RECORDS OF THE COMPANIES Shareholders and the Company shall take all action and do all things necessary or proper to ensure that the corporate records of the Companies are in order and properly reflect the ownership of all of the outstanding shares of capital stock of each of the Companies as stated in the Recitals hereto.

         6.8 ASSIGNMENT OF CONTRACTS Shareholders and the Company shall have provided to Buyer all evidence of each assignment of a Contract with a Material Customer to NPC International (Barbados) Limited, including but not limited to consents and/or notices that are required by a Contract.

                                   SECTION 7
                             POST-CLOSING COVENANTS
                             ----------------------

         7.1 GENERAL. If at any time after the Closing any further action is necessary or desirable to carry out the purposes of the Agreement, all of the parties shall take such further action (including the execution and delivery of such further instruments and documents) as any other party may reasonably request. Furthermore, if at any time after the Closing, Buyer shall consider or be advised that any further deeds, assignments, conveyances, transfers or assurances in law, or any further acts, action or thing is necessary, appropriate or desirable to (i) transfer to Buyer any right, title or interest of the Shareholders, of record or otherwise, in or to the Shares, (ii) vest, perfect or conform of record such transfer, or (iii) otherwise carry out the other purposes of this Agreement, Company Parent, shall at its cost and expense, promptly take, or cause to be taken, all further actions and do, or cause to be done, all things (including without limitation the execution, delivery and recording of such further instruments deeds, assurances in law and documents of assignment, conveyance and transfer) as may be reasonably requested by Buyer.

         7.2 TRANSFER TAXES. Provided that the Company and NPC International (Barbados) Limited are duly licensed as international business companies under applicable Barbados law as of the Closing Date, the Buyer shall pay all stock transfer, sales, use, value added, custom duties and other similar taxes and fees in respect of the sale of the Shares or otherwise arising out of the transactions contemplated by the Agreement. Otherwise, it shall be the responsibility of the Shareholders to pay any such taxes and fees.

         7.3 LITIGATION SUPPORT. In the event and for so long as any party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand of third parties after the Closing in connection with (i) any transaction contemplated by the Agreement or (ii) any fact, situation, circumstances, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing involving any of the Companies, each of the other parties shall cooperate in the defense or contest, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the defense or contest, all at the sole cost and expense of the contesting or defending party (unless the contesting or defending party is entitled to indemnification therefor pursuant to Section 7 of the Agreement).

         7.4 DISPUTES. If the parties are unable to resolve any disagreement, dispute, controversy or claim that may arise out of the transactions contemplated by this Agreement, including, without limitation, the failure to agree upon any item requiring a mutual agreement of the parties hereunder, they shall resolve the disagreement or dispute as follows:

                  (a) Shareholders may refer the matter to the Chief Financial Officer of Parent or any other executive officer as the Chief Financial Officer so designates and Buyer may refer the matter to the Chief Financial Officer or any other executive officer as the Chief Financial Officer so designates of Buyer (the "Officers") by giving the other party written notice (a "Notice"). Within 30 days after delivery of a Notice, the Officers of both parties shall meet at a mutually acceptable time and place to exchange relevant information and to attempt to resolve the dispute.

                  (b) If the matter has not been resolved within 60 days after delivery of such Notice, or if the Officers fail to meet within 30 days after delivery of such Notice, Parent or Buyer may initiate mediation. All negotiations conducted by the Officers pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and State Rules of Evidence.

                  (c) In the event a dispute exists between the parties and the respective Officers are unable to resolve the dispute, the parties agree to participate in a non-binding mediation procedure as follows:

                           (i) A mediator will be selected by having counsel for each party agree on a person to act as mediator. The parties' counsel as well as the Officers of each party and not more than two other participants from each party will appear before the mediator at a time and place determined by the mediator, but not more than 60 days after delivery of a Notice. The fees of the mediator and other costs of mediation will be shared equally by the parties.

                           (ii) Each party's counsel will have 45 minutes to present a review of the issue and argument before the mediator. After each counsel's presentation, the other counsel may present specific counter-arguments not to exceed 10 minutes. The 45-minute and 10-minute periods will be exclusive of the time required to answer questions from the mediator or attendees.

                           (iii) After both presentations, the Officers may ask questions of the other side. At the conclusion of both presentations and the question periods, the Officers and their counsels will meet together to attempt to resolve the dispute. The length of the meeting will be as agreed between the parties. Either party may abandon the procedure at the end of the presentations and question periods if they feel it is not productive to go further. This mediation procedure is not binding on either party.

                           (iv) The duties of the mediator are to be sure that the above set-out time periods are adhered to and to ask questions so as to clarify the issues and understanding of the parties. The mediator may also offer possible resolutions of the issue but has no duty to do so.

                  (d) After applying the mediation procedures set forth above, or if either of Parent or Buyer refuses to take part in the mediation process, either Parent or Buyer may submit the matter to arbitration in accordance with Section 7.4(f).

                  (e) The provisions of this Section 7.4 shall not be construed to prevent either Parent or Buyer from instituting proceedings at law or in equity earlier
                           (i) to avoid the expiration of any applicable limitations period; or (ii) where a party makes a good faith determination that a temporary restraining order or other immediate injunctive relief is the only adequate remedy.

                  (f) Any controversy or claim arising out of, or relating to, the Agreement, or the making, performance, or interpretation of it, shall be settled by arbitration in Chicago, Illinois, or such other location agreed to by the parties in accordance with the Commercial Rules of Arbitration of the American Arbitration Association ("AAA") then existing, pursuant to a written award with the findings of fact and conclusions of law (which award shall be consistent with the Agreement and applicable Governmental Authority) and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy; provided, that punitive damages may not be awarded in such arbitration. The arbitrators shall have the right to employ experts, the cost of which will be equally shared by the Buyer and the Company, to assist them in any arbitration proceeding under this Section 7.4(f) and shall have the right to render equitable, as well as other awards and relief. Before submitting a list of potential arbitrators to the parties for their consideration, the AAA shall consult with each party to discuss the applicable qualifications of the proposed arbitrators. Upon written request by the Company or the Buyer as to any particular controversy or claim under the Agreement with a copy of any such request also being sent to the other party or parties in accordance with the notice provisions of the Agreement, the AAA shall select a panel of at least three arbitrators, but if no such request is made by the time the parties comment on any proposed list of arbitrators, the AAA may select a single arbitrator unless the AAA determines that a greater number of arbitrators is appropriate. Each arbitrator shall be a currently licensed lawyer in the United States of America with at least twenty years experience in merger and acquisition practice in the United States.

                  (g) The dispute resolution procedures set forth above shall survive the termination of this Agreement.

         7.5 NOTICES TO OBLIGORS. The Company Parent hereby agrees that, upon the request of Buyer from and after the Closing, it will sign a form of notification for delivery by Buyer to all obligors of any of the Companies notifying them of the sale of the Shares and that payment in respect of such obligors' financial obligations to any of the Companies should be made directly to Buyer at the address set forth in such notification. From and after the Closing, each of the Shareholders shall promptly pay to Buyer an amount equal to the monies received by such Shareholders from and after such date that are attributable to such obligors' financial obligations to any of the Companies.

         7.6 BANK ACCOUNTS. Upon the request of Buyer from and after the Closing, each of the Shareholders shall, or shall cause its applicable Subsidiary or Affiliate to, change the names of the accounts and the names of the respective officers, employees, agents or other similar representatives of the Shareholders or of any of the Companies, as applicable, authorized to transact business with respect to the accounts, safe deposit boxes, lock boxes or other relationships with the banks, trust companies, securities brokers and other financial institutions set forth in SCHEDULE 4.28, all in accordance with the instructions provided by Buyer to Shareholders prior to the Closing Date. The Buyer and Shareholders hereby acknowledge that prior to the Closing, all cash generated by the Companies in excess of the amount of cash necessary to cover all outstanding checks written by or on behalf of the Companies will be swept by the Shareholders or its Affiliates and deposited into a lockbox account maintained by the

Shareholders or its Affiliates. The cash swept by the Shareholders is not part of the consideration for the transactions contemplated by this Agreement and shall remain with the Shareholders. The Buyer and Shareholders agree to settle any excess or shortage of cash based on reconciled balances as described in the Transitional Services Agreement between Buyer and Shareholders.

         7.7 EMPLOYMENT. Effective as of the Closing Date, except for the employees of the Companies specified on SCHEDULE 7.7, including John McRae and Mandy Ward (the "Excluded Employees"), the Employees of the each of the Companies as of the Closing Date (the "Continuing Employees") shall continue to be employed by such Company, but subject to the standard policies and procedures generally applicable to the employees of Buyer and the provisions of Sections
7.8 and 7.9 below. The Excluded Employees will resign their positions with any of the Companies effective as of the Closing Date. Any costs or liabilities of any nature whatsoever associated with the resignation of and/or termination of any employment agreement with, the Excluded Employees shall be borne solely by the Company Parent, and the Company Parent agrees to indemnify and hold Buyer and the Companies harmless from and against any such costs and liabilities. For purposes of this Section 7.7, the indemnification procedures of Section 10 shall be applicable. Buyer agrees to assume any and all redundancy obligations with respect to the Continuing Employees who accept employment with Buyer and whose employment with Buyer is terminated after the Effective Time. None of the Continuing Employees is a party to any employment or severance agreement. All Continuing Employees have been employed on an employment at will basis.

         7.8 TREATMENT OF EMPLOYEES UNDER BUYER'S BENEFIT PLANS.

                  (a) In connection with the transactions contemplated by this Agreement, Buyer shall not assume (i) any of the Shareholders' employee benefit plans or other employee benefit programs or fringe benefit arrangements, or (ii) any of the liabilities under or arising out of or in connection with such plans, programs or arrangements, including, but not limited to, any liabilities that may have arisen, or arise, out of a failure to comply with any contractual or legal requirement pertaining to such a benefit plan, program or arrangement. All such plans, programs arrangements and liabilities shall remain the sole responsibility of the Shareholders.

                  (b) The Continuing Employees and, where applicable, their eligible dependents, may elect to be covered on and after the Closing Date under the benefit plans, programs, and arrangements of the Buyer that may be specifically established for that purpose or any plans or programs that may be statutorily mandated in their jurisdiction of employment (in any case, the "Buyer Plans"). If such Continuing Employees and/or their eligible dependents elect such coverage, coverage shall commence immediately and be under the terms of Buyer Plans without the application of any waiting periods so that the Continuing Employees and their eligible dependents will have no interruption of coverage. Medical and dental benefit coverage, if any, under the applicable Buyer Plan shall be provided to the Continuing Employees and eligible dependents for preexisting conditions to the extent required by law.

                  (c) Except for severance benefits, if any, Buyer agrees that the Continuing Employees shall be credited with all service for the Shareholders, any present or former members of a controlled or affiliated group of which the Shareholders are or were members, and any predecessors of Shareholders for purposes of eligibility to participate, vesting, eligibility for benefits, and the amount or accrual of benefits under Buyer Plans. Except as specified in subsection (b) above, the Continuing Employees shall commence accruing benefits under Buyer's Plans on the first applicable entry date (as defined in such plans) that occurs on or after the Closing Date. Buyer shall be responsible for all claims arising under Buyer's employee benefit or welfare plans on and after the Closing Date with respect to the Continuing Employees and, where applicable, their eligible dependents. The Shareholders shall be responsible for all claims arising under its employee benefit or welfare plans prior to the Closing Date with respect to the Continuing Employees and their eligible dependents.

                  (d) Buyer shall not assume any liability to provide benefits including post-retirement benefits, that arise out of Shareholders' employee benefit or welfare plans for any Continuing Employees or any other individuals who have separated from their service with the Shareholders or any of the Companies. The Shareholders agree to indemnify and hold Buyer, and the Companies harmless, effective at and from the Closing Date, against and in respect of all losses, liabilities, damages, costs and expenses (including costs of suit and reasonable attorneys' fees and expenses) incurred by Buyer in respect of any claims by Continuing Employees or any individuals who have separated from their service with the Shareholders or any of the Companies on or prior to the Closing Date for benefits, including post-retirement benefits, under Seller's employee benefit or welfare plans.

         7.9 LIMITATIONS. Buyer's agreement to continue the employment of the Continuing Employees in accordance with the standard policies and practices of Buyer and to make available the benefits generally discussed above shall not be deemed and shall in no way constitute Buyer's agreement that any of the Companies shall employ the Continuing Employees for a particular term or period of time; it being the intention of Buyer that the Companies provide employment to the Continuing Employees on an employment at will basis. It is Buyer's present intention to continue to make available the benefits generally described above; provided, however, that following the Closing Date, Buyer, in the exercise of its business judgment, will be entitled in its sole discretion to modify the compensation and benefits provided to the Continuing Employees (notwithstanding any agreement that may or may not be reached in relation to the transfer of Seller's unemployment compensation insurance experience rating).

         7.10 NAVITAIRE. The Navitaire account receivable referenced on SCHEDULE 7.10, which amount is owed to the Companies for services rendered by the Companies to Navitaire prior to Closing, and which Navitaire has not paid as of the date hereof, shall be deemed included in the assets of the Business to the extent not collected prior to the Effective Time. In connection with such matter, neither the Companies nor the Shareholders shall resort to any litigation or contractual modifications in any collection efforts prior to the Effective Time.

         7.11 ACCOUNTS RECEIVABLE. The parties agree that if Buyer has been unable to collect, within the time period set forth in Section 4.18 to this Agreement, the full amount of the accounts receivable as recorded on the Companies books and records as of the Closing Date, excluding the amount referenced in Section 7.10 to this Agreement, and the Buyer deems the amount of such accounts receivable to be a Buyer Loss, Buyer shall, within two business days after deeming such accounts receivable to be a Buyer Loss, notify the Shareholders, in writing, and assign such uncollected accounts receivable to Shareholders.

         7.12 THE GUARANTEE. Set forth on SCHEDULE 7.12 to this Agreement are certain Customer Contracts which require the consent of the customer in order for the Customer Contract to be assigned to the Companies. Each of these Customer Contracts contain a provision which requires the Company Parent to guarantee the performance of any assignee, in the event the Customer Contract is assigned. It is the intent of the parties that these Customer Contracts be assigned to the Companies to be sold to the Buyer as part of the transactions contemplated by this Agreement. Shareholders shall use commercially reasonable efforts to include as an unconditional term of any such consent the release of the Company Parent from such guarantee. In the event that the Company Parent is unable to obtain such a release, the Buyer agrees to hold the Company Parent harmless and agrees to indemnify the Company Parent for any and all costs incurred as a result of the Buyer's failure to meet the terms of the Customer Contract; provided that such costs arise out of events or occurrences happening after the Effective Time.

         7.13 NAME-CHANGE. Buyer hereby agrees that, (i) no later than 20 days after the Closing Date, Buyer shall change the corporate names of the Companies (other than NPC International (Jamaica) Limited and NPC International (Republica Domicana) S.A.), (ii) no later than 30 days after the Closing Date, Buyer shall change the corporate name of NPC International (Jamaica) Limited and NPC International (Republica Domicana) S.A. and (iii) no later than 120 days after the Closing Date, Buyer shall cease to use the name "NPC", in any manner or form, including the names "NPC International (Barbados) Holdings Limited," "NPC International (Barbados) Limited," "NPC International (Republica Domicana) S.A.," and "NPC International (Jamaica) Limited," and Buyer shall not use the acronym NPC or any derivative thereof, for any purpose whatsoever in the conduct of the Business after such 120-day period.

                                   SECTION 8
                   CONDITIONS TO THE OBLIGATIONS OF THE BUYER
                   ------------------------------------------

         The obligations of the Buyer to pay the Purchase Price for the Shares at the Closing are subject to the fulfillment prior to or at the Closing of the following conditions, any of which may be waived in whole or in part in writing by the Buyer:

         8.1 DELIVERIES. The Companies shall have delivered all of the items required by Section 3.2 of the Agreement. All certificates, agreements, instruments and documents of the Company mentioned herein or incident to the transactions contemplated hereby shall be reasonably satisfactory to Buyer.

         8.2 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties set forth in Section 4 shall be true and correct at and as of the Closing. The Companies shall have performed or complied with all covenants and agreements contemplated by the Agreement to be performed by them at or prior to the Closing, including but not limited to the covenants and agreements set forth in Section 7.

         8.3 NO ACTIONS. There shall not be any Order in effect preventing consummation of any of the transactions contemplated by the Agreement.

         8.4 CONSENTS. Companies shall have obtained all of the consents for the assignment of those Customer Contracts set forth on SCHEDULE 7.12 to this Agreement to the Companies.

         8.5 OTHER AGREEMENTS. All of the conditions for Closing (as that term is defined in each respective agreement) contained in the U.S. Asset Purchase Agreement by and among the Shareholders and ACS Data Entry, Inc. and the Mexico Asset Purchase Agreement by and among the Shareholders, NPC Mexico and ACS Business Process Solutions, S.A. DE C.V. shall have been performed, complied with or waived.

         8.6 INTERNATIONAL BUSINESS COMPANY LICENSE. Buyer shall have received proof from the Company and NPC International (Barbados) Limited that both entities are duly licensed as international business companies under applicable Barbados law.

                                   SECTION 9
                 CONDITIONS TO THE OBLIGATIONS OF THE COMPANIES
                 ----------------------------------------------

The obligations of the Company to sell and deliver the Shares at the Closing are subject to fulfillment prior to or at the Closing of the following conditions, any of which may be waived in whole or in part in writing by the Company:

         9.1 DELIVERIES. The Buyer shall have delivered all of the items required by Section 3.3 of the Agreement. All certificates, agreements, instruments and documents of the Buyer mentioned herein or incident to the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Company.

         9.2 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties set forth in Section 5 shall be true and correct at and as of the Closing. The Buyer shall have performed or complied with all covenants and agreements contemplated by the Agreement to be performed by it at or prior to the Closing, including but not limited to the covenants and agreements set forth in Section 7.

         9.3 NO ACTIONS. There shall not be any Order in effect preventing consummation of any of the transactions contemplated by the Agreement.

         9.4 CONSENTS. Shareholders shall have obtained all of the consents for the assignment of those Customer Contracts set forth on SCHEDULE 7.12 to this Agreement to the Companies.

         9.5 OTHER AGREEMENTS . All of the conditions for Closing (as that term is defined in each respective agreement) contained in the U.S. Asset Purchase Agreement by and among the Shareholders and ACS Data Entry, Inc. and the Mexico Asset Purchase Agreement by and among the Shareholders, NPC Mexico and ACS Business Process Solutions, S.A. DE C.V. shall have been performed, complied with or waived.

                                   SECTION 10
                          INDEMNIFICATION AND SURVIVAL
                          ----------------------------

         10.1 INDEMNITY OF THE COMPANIES. The Shareholders, jointly and severally, will hold harmless, reimburse and indemnify each Buyer Indemnitee from and against any and all liabilities and any and all claims, judgements, causes of action, liabilities, obligations, damages, losses, deficiencies, penalties, interest, fees, costs, expenses (including, without limitation, the fees costs, and expenses of accountants, appraisers, attorneys, consultants, and expert witnesses, court costs, costs of defense, and costs of investigation), and losses (including, without limitation, but without duplication, any loss in value of the Shares, any loss in value of any assets of the Companies, and any loss of profit) (collectively, "Buyer Losses") arising out of, based upon, attributable to, resulting from, or in connection with each of the following (each a "Buyer Indemnifiable Event")

                  (a) any breach of any representation, warranty, or other statement made by or on behalf of any of the Shareholders or the Companies in or pursuant to this Agreement or any other Related Writing, provided, however, that indemnification for a breach of the Transitional Services Agreement shall be subject to the limitations set forth in the Transitional Services Agreement;

                  (b) any failure or omission on the part of any of the Shareholders or the Companies to disclose any fact the disclosure of which is necessary to make any representation, warranty, or other statement referred to in the preceding clause (a) not misleading under the circumstances under which such representation, warranty, or other statement was made;

                  (c) any failure or omission on the part of any of the Shareholders or the Companies (with respect only to pre-closing covenants in the case of the Companies) to perform or observe any covenant contained in this Agreement or any other Related Writing and that is such Shareholders' or Companies' part to be complied with, provided, however, that indemnification for a breach of the Transitional Services Agreement shall be subject to the limitations set forth in the Transitional Services Agreement;

                  (d) any breach by Shareholders or their Subsidiaries or Affiliates, other than National City Corporation and/or its Affiliates or Subsidiaries other than NPI and its Subsidiaries, of the Non-Competition Agreement attached as Exhibit C;

                  (e) any Taxes imposed on any of the Companies for (i) any taxable year or period that ends on or before the Closing Date and, with respect to any Straddle Period, that portion of such Straddle Period deemed to end on and including the Closing Date and (ii) except to the extent otherwise provided in Section 7.2, any transfer or similar Taxes resulting from the transactions contemplated hereby;

                  (f) any loss relating to any Legal Proceedings pending against the Company as of the Closing Date; and

                  (g) any breach by the Shareholders or their Subsidiaries or Affiliates, other than National City Corporation and/or its Affiliates or Subsidiaries other than NPI and its Subsidiaries, of the Transitional Services Agreement attached as Exhibit D, provided, however, that such indemnification shall be subject to the limitations set forth in the Transitional Services Agreement.

         10.2 BUYER'S INDEMNITY.

The Buyer will hold harmless, reimburse and indemnify each Shareholder Indemnitee from and against any and all liabilities and any and all claims, judgments, causes of action, liabilities, obligations, damages, losses, deficiencies, penalties, interest, fees, costs, expenses (including, without limitation, the fees costs, and expenses of accountants, appraisers, attorneys, consultants, and expert witnesses, court costs, costs of defense, and costs of investigation), and losses (collectively, "Shareholder Losses") arising out of, based upon, attributable to, resulting from, or in connection with each of the following (each a "Shareholder Indemnifiable Event")

                  (a) any breach of any representation, warranty, or other statement made by or on behalf of Buyer in or pursuant to this Agreement or any other Related Writing, provided, however, that indemnification for a breach of the Transitional Services Agreement shall be subject to the limitations set forth in the Transitional Services Agreement;

                  (b) any failure or omission on the part of Buyer to disclose any fact the disclosure of which is necessary to make any representation, warranty, or other statement referred to in the preceding clause
                           (a) not misleading under the circumstances under which such representation, warranty, or other statement was made;

                  (c) any failure or omission on the part of Buyer to perform or observe any covenant contained in this Agreement or any other Related Writing and that is on Buyer's part to be complied with, provided, however, that indemnification for a breach of the Transitional Services Agreement shall be subject to the limitations set forth in the Transitional Services Agreement;

                  (d) any breach by Buyer or its Subsidiaries or Affiliates of the Non-Competition Agreement attached as Exhibit C;

                  (e) any breach by Buyer or its Subsidiaries or Affiliates of the Transitional Services Agreement attached as Exhibit D, provided, however, that such indemnification shall be subject to the limitations set forth in the Transitional Services Agreement; and

                  (f) failure to pay transfer, value added or similar Taxes related to the transactions contemplated by this Agreement, to the extent required to be paid by Buyer hereunder.

         10.3 DEFENSE OF CLAIMS. If there shall be asserted in writing any Claim against an Indemnitee, and that Indemnitee shall believe in good faith that such Indemnitee is entitled to reimbursement or indemnity pursuant to this Section 10, then, and in each such case, that Indemnitee shall give prompt notice of that Claim (in each such case, the "Indemnifiable Claim") to the party (in each such case, the "Indemnitor") to this Agreement from whom that Indemnitee so believes itself to be so entitled, provided, that any failure or delay in the giving of such notice shall neither (a) diminish or impair any obligation of the Indemnitor pursuant to this Section 10 except if and to the extent that such failure or delay shall have materially and substantially prejudiced the rights of the Indemnitor under subsection 10.3.1 or (b) result in any liability on the part of the Indemnitee.

         10.3.1 INDEMNITOR'S RIGHT TO ASSUME DEFENSE. With respect to each Indemnifiable Claim asserted by a third party, the Indemnitor shall have the right, at its option and expense, to assume the defense of any Indemnifiable Claim, provided, that, within the period of fifteen (15) days (or within such shorter period in which an answer or other responsive action is required by applicable rules of procedure) after receiving notice of the Indemnifiable Claim from the Indemnitee, the Indemnitor shall have, by notice given to the Indemnitee, (a) acknowledged the Indemnitor's obligation to reimburse and indemnify the Indemnitee with respect to the Indemnifiable Claim and (b) elected to defend the Indemnifiable Claim in the name of the Indemnitee. Any such election shall be irrevocable. Notwithstanding the foregoing, the Indemnitor shall not have the right to assume the defense of the Indemnifiable Claim if (i) representation of both the Indemnitee and the Indemnitor by the same legal counsel would be prohibited by rules or regulations governing the professional conduct of such counsel, (ii) the Indemnitee determines in good faith that there is a significant possibility that the Indemnifiable Claim may materially and adversely affect it or its Affiliates other than as a result of monetary damages, or (iii) the Indemnitee determines in good faith that the Indemnitor has insufficient financial resources to satisfy any monetary damages reasonably likely to result from such Claim.

         10.3.2 EFFECT OF INDEMNITOR'S ELECTION TO ASSUME DEFENSE. If the Indemnitor shall have assumed the defense of the Indemnifiable Claim in accordance with subsection 10.3.1, then the following shall apply:

                  (a) except as provided in clause (e) of this subsection 10.3.2, the Indemnitee shall have the right to participate and assist in, but not control, the defense of the Indemnifiable Claim and to employ its own counsel in connection therewith;

                  (b) except as provided in clause (e) of this subsection 10.3.2, the Indemnitor shall not be liable to the Indemnitee for the fees or expenses of the Indemnitee's counsel or other expenses incurred by the Indemnitee in connection with participating in the defense of the Indemnifiable Claim, EXCEPT that the Indemnitor shall be liable for any such fees and expenses incurred prior to the time at which the Indemnitor shall have elected to assume the defense of the Indemnifiable Claim;

                  (c) counsel used by the Indemnitor in connection with the defense of the Indemnifiable Claim shall be subject to the prior approval of the Indemnitee, which approval shall not be unreasonably withheld or delayed;

                  (d)      except as provided in clause (e) of this subsection
                           10.3.2. The Indemnitor shall have no liability with respect to any compromise or settlement of the Indemnifiable Claim effected without its consent, which consent shall not be unreasonably withheld or delayed;

                  (e) if the Indemnitor shall fail or omit to diligently prosecute the defense of the Indemnifiable Claim, then, and in each such case, (i) the Indemnitee shall have the right, by giving notice to the Indemnitor, to take over and control the defense of the Indemnifiable Claim, (ii) the Indemnitor shall be liable to the Indemnitee for any and all liabilities and any and all fees, costs, expenses (including, without limitation, the fees costs, and expenses of accountants, appraisers, attorneys, consultants, and expert witnesses, court costs, costs of defense, and costs of investigation) suffered or incurred by the Indemnitee in connection with the Indemnifiable Claim and (iii) the Indemnitor shall be liable for any settlement of such Claim effected by the Indemnitee; and

                  (f) subject to the provisions of subsection 10.3.4, the Indemnitor shall have the right to settle or otherwise dispose of the Indemnifiable Claim.

         10.3.3 EFFECT OF INDEMNITOR'S ELECTION NOT TO ASSUME DEFENSE. If the Indemnitor shall not have assumed the defense of the Indemnifiable Claim in accordance with subsection 10.3.1, or shall not have the right to assume the defense of the Indemnifiable Claim, then the following shall apply:

         (a) the Indemnitee shall have the right to control the defense of the Indemnifiable Claim and to employ its own counsel in connection therewith;

         (b) the Indemnitor shall have the right, at its sole cost and expense, to participate in, but not control, the Defense of the Indemnifiable Claim and to employ its own counsel in connection therewith; and

         (c) the Indemnitor shall be liable for any settlement of such Claim effected by the Indemnitee.

         10.3.4 AUTHORITY TO SETTLE. Any compromise or settlement of the Indemnifiable Claim shall be subject to the consent of the Indemnitee. If, however, the Indemnitor shall give the Indemnitee notice of the Indemnitor's desire to accept a binding and unconditional offer of settlement (the "Offered Monetary Settlement") which (i) is limited strictly to monetary damages paid in full by the Indemnitor, (ii) which does not include a finding or admission of any violation of Law or any violation of the rights of any Person by the Indemnitee, (iii) does not affect any other claim that may be made against the Indemnitee, other than to provide for the unconditional release thereof, and
(iv) which includes, as an unconditional term thereof, the giving by the claimant or plaintiff of a full release of the Indemnitee, in form and substance reasonably satisfactory to the Indemnitee, from all liability in respect of such claim and the Indemnitee does not consent to the same, then, and in each such case, the Indemnitee may continue to pursue compromise or settlement of the Indemnifiable Claim, free of any participation by the Indemnitor, at the sole expense of the Indemnitee.

         10.3.5 INDEMNIFICATION THRESHOLD AND LIMITATIONS. Notwithstanding any contrary provision of this Section 10:

                  (a) The Shareholders shall have no obligation to provide indemnification for Buyer Losses pursuant to this
                           Section 10 unless and until the aggregate amount of all Buyer Losses for which the Shareholders would otherwise be obligated to provide reimbursement pursuant to this Section 10 exceeds an amount equal to Five Hundred Thousand Dollars ($500,000) (the "Basket Amount") in which event the Shareholders shall be jointly and severally liable for all Buyer Losses for which they would otherwise be liable pursuant to this Section 10; provided that the foregoing limitation shall not apply to Buyer Losses resulting from (x) any breach of a representation or warranty contained in any of Sections 4.1, 4.2, 4.4, 4.13, 4.14, 4.15, 4.16, 4.20, 4.27(c) or the last sentence of 4.27(f) (the "Excluded Representations"),
                           (y) any claim for indemnification pursuant to Sections 10.1(c), (d), (e), (f) or (g), or (z) the breach of any covenant or agreement of the Shareholders included in this Agreement or any Related Writing (collectively, the "Seller Basket Exclusions"). Once Buyer Losses have exceeded the Basket Amount, the Shareholders shall be jointly and severally obligated to pay all Buyer Losses in excess of the Basket

                           Amount. The Shareholders shall be obligated to pay all Buyer Losses based on the Seller Basket Exclusions without regard to the individual or aggregate amounts thereof and without regard to whether the aggregate of all Buyer Losses shall have exceeded, in the aggregate, the Basket Amount. The maximum obligation of the Shareholders to provide indemnification pursuant to this Section 10 shall be limited to $6,000,000 (the "Cap") in the aggregate; provided, however, that the foregoing limitation shall not apply to any Buyer Losses arising from (i) the Seller Basket Exclusions or (ii) the actual fraud of the Shareholders.

                  (b) Buyer shall not have any obligation to provide indemnification for Shareholder Losses pursuant to this Section 10 unless and until the aggregate amount of all Shareholder Losses for which the Buyer would otherwise be obligated to provide reimbursement exceeds the Basket Amount, in which event Buyer shall be liable for all Shareholder Losses for which it would otherwise be liable pursuant to this Section 10; provided that the foregoing limitation shall not apply to Shareholder Losses resulting from (x) any breach of a representation or warranty contained in any of Sections 5.1, 5.2 or 5.3, (y) any claim for indemnification pursuant to Sections 10.2(c), (d) or
                           (e), or (z) the breach of any covenant or agreement of the Buyer (or any post-Closing covenant or agreement of the Companies) included in this Agreement or any Related Writing (collectively, the "Buyer Basket Exclusions"). Once Shareholder Losses have exceeded the Basket Amount, the Buyer shall be obligated to pay all Shareholder Losses in excess of the Basket Amount. The Buyer shall be obligated to pay all Shareholder Losses based on the Buyer Basket Exclusions without regard to the individual or aggregate amounts thereof and without regard to whether the aggregate of all Shareholder Losses shall have exceeded, in the aggregate, the Basket Amount. The maximum obligation of the Buyer to provide indemnification pursuant to this Section 10 shall be limited to the Cap in the aggregate; provided, however, that the foregoing limitation shall not apply to any Shareholder Losses arising from (i) the Buyer Basket Exclusions or (ii) the actual fraud of the Buyer.

                  (c) For purposes of determining whether the Shareholders shall be required to indemnify Buyer under this
                           Section 10, each representation, warranty and agreement contained in this Agreement shall be read (including for purposes of determining whether a breach of such representation, warranty or agreement has occurred) without regard and without giving effect to, Knowledge or materiality (including Material Adverse Effect) qualifications that may be contained in such representation, warranty and agreement.

                  (d) For purposes of determining whether the Basket Amount has been reached, (i) all Seller Losses (as defined in the Mexico Asset Purchase Agreement (the "Mexico Asset Purchase Agreement"), dated as of the date hereof, among the Parent, NPC Internacional S.A. de C.V. and ACS Business Process Solutions, S.A. de C.V. and in the Asset Purchase Agreement (the "U.S. Asset Purchase Agreement"), dated as of the date hereof, among the Parent, National Processing Company, LLC and ACS Data Entry, Inc.) shall be aggregated with all Shareholder Losses as defined herein, and (ii) all Buyer Losses, as defined in the U.S. Asset Purchase Agreement and in the Mexico Asset Purchase Agreement, shall be aggregated with all Buyer Losses as defined herein. With respect to the Cap, the maximum obligation of the Shareholders and NPC Internacional S.A. de C.V., on the one hand, and the Buyer, ACS Business Process Solutions, S.A. de C.V. and ACS Data Entry, Inc., on the other hand, to provide indemnification pursuant this Section 10 and the applicable indemnification provisions of the U.S. Asset Purchase Agreement and the Mexico Asset Purchase Agreement shall be limited to $6,000,000 in the aggregate, subject to the exceptions set forth herein, in the U.S. Asset Purchase Agreement and the Mexican Asset Purchase Agreement.

         10.3.6 COOPERATION. Each party will cooperate with the other party to the fullest extent reasonable in connection with any Claim which the defense of which has been assumed by the other party pursuant to this Section 10.

         10.3.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Companies and the Buyer contained in the Agreement shall survive the execution and delivery hereof and the consummation of the transactions contemplated hereby for a period of eighteen months after Closing with the exception of Sections 4.1, 4.2, 4.4, 4.14, 4.15, 4.16, 4.27,
5.2 and 5.3. In the case of Sections 4.14, 4.15, 4.16 and 4.27 hereof, all of the representations and warranties of the Shareholders contained in the Agreement shall survive until sixty days after the expiration of the longest applicable statute of limitation, if any, applicable to the cause of action giving rise to the Buyer Losses (including all periods of extension, whether automatic or permissive). The representations contained in Sections 4.1, 4.2, 4.4, 5.2 and 5.3 shall survive indefinitely. If a claim hereunder shall be pending on the expiration date relating to such claim, the representations and warranties underlying such claim shall be deemed to survive until the resolution of such claim. The covenants of the parties herein or in any Related Writing shall survive indefinitely or for the shorter period of time specified therein.

         10.3.8 ACS GUARANTY. ACS guarantees to the Shareholders the Buyer's performance of its indemnification obligations to the Shareholders under Section 10 of this Agreement.

                                   SECTION 11
                                   TERMINATION
                                   -----------

         11.1 TERMINATION OF AGREEMENT. The Agreement may be terminated as provided below:

                  (a) The parties may terminate the Agreement by mutual written consent at any time prior to the Closing;

                  (b) The Buyer may terminate the Agreement by giving written notice to the Companies at any time prior to the Closing (i) in the event the Shareholders or the Companies have breached any of their covenants contained in the Agreement or there is any breach of the representations or warranties contained in the Agreement made by the Shareholders or the Companies, and the Buyer has notified the Shareholders or the Companies of such breach or inaccuracy, and the breach or inaccuracy has continued without cure for a period of ten (10) days or such shorter period prior to Closing after such notice of the breach or inaccuracy; or (ii) if the Closing has not occurred, within fourteen days from the date of this Agreement by reason of the failure of any Closing condition under Section 8 (unless the failure results from the Buyer itself breaching any representation, warranty or covenant contained in this Agreement).

                  (c) The Shareholders or the Companies may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing (i) in the event the Buyer has breached any of its covenants contained in the Agreement or there is any breach in the representations or warranties made by the Buyer contained in this Agreement, and the Shareholders have notified the Buyer of such breach or inaccuracy, and the breach or inaccuracy has continued without cure for a period of ten (10) calendar days or such shorter period prior to Closing after such notice of breach or inaccuracy; or (ii) if the Closing has not occurred, within fourteen calendar days from the date of the Agreement by reason of the failure of any Closing condition under Section 9 (unless the failure results from the Company breaching any representation warranty or covenant contained in the Agreement).

         11.2 EFFECT OF TERMINATION. If any party terminates this Agreement pursuant to Section 11.1, all rights and obligations of the parties hereunder shall terminate without any liability of any party to any other party; provided, however, that (a) if this Agreement is terminated by a party due to the breach by the other party of any covenant or agreement contained herein, or due to any breach or misrepresentation in any of such other party's representations or warranties contained herein, or due the failure of such other party to fulfill its obligations in connection with the satisfaction of any condition to Closing, then the terminating party shall remain entitled to pursue all available legal rights and remedies pursuant to this Agreement or otherwise notwithstanding such termination; and (b) the provisions of Section 13 of the Agreement will survive termination and remain in full force and effect thereafter.

                                   SECTION 12
                            TAX RETURNS AND PAYMENTS
                            ------------------------

         12.1 TAXES.

                  (a) The Shareholders shall indemnify and hold harmless Buyer, and its respective Affiliates, successors and assigns and the employees, directors, officers and agents of each with respect to any and all Taxes that may be imposed on Buyer, the Companies or in respect of their business or assets (a) with respect to any taxable period of the Companies or any Affiliated Group ending on or prior to the Closing Date or allocated to Company Parent pursuant to paragraph (b) of this Section 12.1 (the "Pre-Closing Taxes"), (c) to the extent such Taxes arise as a result of a breach or inaccuracy of any representation contained in Section 4.15, and (d) under Treasury Regulationss.1.1502-6 or any comparable state, local or foreign tax provision.

                  (b) If, for any United States federal, state, local or foreign tax purposes, the taxable period of the Companies does not terminate on the Closing Date, Taxes, if any, attributable to any taxable period of the Company that includes (but does not end on) the Closing Date (each such period, a "Straddle Period") shall be allocated to (A) Company Parent for the period up to and including the Closing Date, and (B) Buyer for the period subsequent to the Closing Date. For purposes of the preceding sentence, Taxes for the period up to and including the Closing Date and for the period subsequent to the Closing Date shall be determined on the basis of an interim closing of the books as of the close of business on the Closing Date as if such taxable period consisted of one taxable period ending on and including the Closing Date followed by a taxable period beginning on the day following the Closing Date or under such other reasonable method as the parties may agree; provided that Taxes other than income Taxes shall be prorated on a daily basis for periods before and after the Closing.

                           For purposes of this subparagraph (ii), exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, shall be apportioned on a daily basis.

                  (c) With respect to any Tax Return required to be filed by Buyer for a Straddle Period, Buyer shall provide Company Parent with copies of such completed Tax Return and a statement setting forth the amount of Tax shown on such Tax Return that is allocable to Company Parent pursuant to Section 12.1(b) (the "Statement") at least 30 business days prior to the due date for the filing of such Tax Return. Not later than five days before the due date for payment of Taxes with respect to such Tax Return, Company Parent shall pay to Buyer an amount equal to the Taxes shown on the Statement as being allocable to Company Parent. In addition, if the Pre-Closing Taxes with respect to a Straddle Period, calculated in accordance with Section 12.1(b), are less than the Tax payments made on or before the Closing Date by the Company with respect to such Straddle Period Buyer shall cause the Company to pay over to Seller the excess of such Tax payments over such Pre-Closing Taxes concurrently with the filing of the Tax Return for the Straddle Period.

                  (d) Any refunds or credits of federal, state, local and foreign Taxes (including any interest thereon) received by or credited to the Companies or Company Parent attributable to periods ending on or prior to the Closing Date, or attributable to periods which include the Closing Date that were not borne by Buyer pursuant to Section 12.1(b) (collectively, "Company Parent Refunds"), shall be for the benefit of Company Parent, and Buyer shall use reasonable commercial efforts to obtain any Company Parent Refunds and shall cause the Company to pay over to Company Parent any Company Parent Refunds within 15 business days after receipt or credit thereof; PROVIDED, HOWEVER, that Company Parent shall reimburse Buyer for any costs or expenses incurred in connection with obtaining such Company Parent Refunds.

                  (e) The Companies, the Buyer and the Company will provide each other with such cooperation and information as any of them reasonably may request of another in filing any Tax Return amended Tax Return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each such party shall make its employees available on a mutually convenient basis to provide explanations of any documents or information provided hereunder. Each such party will retain all Tax Returns, schedules and work papers and all material records or other documents relating to Tax matters of the Companies for the Tax period first ending after the Closing Date and for all prior Tax periods until the later of
                           (a) the expiration of the statute of limitations of the Tax periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by another party in writing of such extensions for the respective Tax periods or (b) five years following the due date (without extension) for such Tax Returns. Any information obtained under this section shall be kept confidential, except as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting an audit or other proceeding. Buyer shall prepare and provide to Company Parent such federal, state, local and foreign Tax information packages as Company Parent shall reasonably request for use in preparing any Tax Return that relates to the Company. Such information packages shall be completed by Buyer and provided to Company Parent within 60 days after a request therefor. Notwithstanding any other provisions hereof, each party shall bear its own expenses in complying with the foregoing provisions.

                  (f) Buyer shall pay, or cause to be paid, and Buyer and the Companies shall jointly and severally indemnify the Company Parent and its Affiliates against and hold them harmless from any liability for Taxes of Buyer or the Companies with respect to any taxable period after the Closing, other than any such Taxes allocable to Company Parent, pursuant to Section 12.1(b).

                  (g) For purposes of Sections 12.1(a) and 12.1(f), the indemnification procedures of Section 10.3 shall be applicable.

                  (h) The Shareholders shall be responsible for the payment of all property Taxes for which property was held on by the Companies as of and, but not paid as of the Closing Date. The Shareholders shall provide to the Buyer reasonable documentation to evidence such taxes were properly calculated and paid or documentation to evidence a valid exemption therefrom was properly claimed.

                  (i) Buyer shall promptly notify Shareholders in writing in the case of an audit or administrative or judicial proceeding of the Companies that relates to periods ending on or before the Closing Date. Shareholders shall have the right at their expense to participate in and control the conduct of such audit or proceeding to the extent that such audit or proceeding relates to a potential adjustment for which Shareholders might be liable. With respect to a potential adjustment of Taxes of the Companies for which both the Shareholders and Buyer could be liable, or which involves an issue that recurs in a period ending after the Closing Date (whether or not the subject of audit at such time), (i) both Buyer and Shareholders may participate at their own expense in the audit or proceeding, and (ii) the audit or proceeding shall be controlled by that party which would bear the burden of the greater portion of the sum of the adjustment and any corresponding adjustments that may reasonably be anticipated for a future Tax period. Neither Buyer nor Shareholders shall enter into any compromise or agree to settle any claim pursuant to any Tax audit or proceeding which would adversely affect the other party for such year or a subsequent year without the written consent of the other party, which consent may not be unreasonably withheld.

                                   SECTION 13
                                  MISCELLANEOUS
                                  -------------

         13.1 WAIVERS AND AMENDMENTS. The Agreement may be amended or modified only by an instrument in writing duly executed by the parties to the Agreement. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in a writing signed by the party entitled to enforce such term and against which such waiver is to be asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement.

         13.2 NOTICES. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by either party to the other party pursuant to the Agreement shall be in writing and shall be hand delivered (including delivery by courier so long as a receipt or confirmation of delivery is obtained), sent by Federal Express or other recognized overnight delivery service, mailed by first-class, registered or certified mail, return receipt requested , postage prepaid or transmitted by facsimile transmission (followed by delivery of the original of such document), addressed as follows:

If to Shareholders                           If to the Buyer

President & CEO                              ACS Business Process Solutions, Inc

National Processing Company                  2828 North Haskell
1231 Durrett Lane                            Dallas, Texas 75204
Louisville, KY 40213

Attention:  Thomas A. Wimsett                Attention:  John Rexford
Facsimile:  (502) 315-3535                   Facsimile:  (214) 821-1014

With a copy (which shall not                 With copies (which shall not
constitute notice) to:                       constitute notice) to:

General Counsel                              Baker Botts L.L.P.
National Processing, Inc.                    2001 Ross Avenue, Suite 700
c/o National City Corporation                Dallas, Texas 75201
1900 East Ninth Street
Cleveland, Ohio 44114

Attention:  17th Floor Law Department        Attention:  Neel Lemon
Facsimile:  (216) 575-2336                   Facsimile:  (214) 661-4954

                                             Affiliated Computer Services, Inc.
                                             2828 North Haskell
                                             Dallas, Texas 75204

                                             Attention:  General Counsel
                                             Facsimile:  (214) 821-1014


Either party hereto may designate by notice, in the manner herein above provided, a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger, or, in the case of facsimile, electronic confirmation of reception with verbal confirmation, being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation. Any party may change its designated recipient for notices, address and/or facsimile number upon written notice to the other parties to the Agreement.


         13.3 FEES AND EXPENSES. Each party shall bear their own costs and expenses (including without limitation fees and disbursements of counsel, accountants, and other experts) incurred in connection with the preparation, negotiation, execution, delivery and performance of this Agreement, each of the other documents and instruments executed in connection with or contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby, it being understood that if the Closing is consummated, the Shareholders shall bear any transaction expenses incurred by the Company prior to the Effective Time and Buyer thereafter may cause the Company after the Closing Date (but not Shareholders) to bear the transaction costs incurred by Buyer.

         13.4 SUCCESSORS AND ASSIGNS; PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned without the written consent of the other parties except that Buyer may assign any or all of its rights, interest and obligations hereunder to any of its Affiliates and/or its financing sources (provided that no such assignment shall discharge Buyer from any such obligations). Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person, other than the parties hereto and their respective successors, legal representatives and permitted assigns, any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, and no Person shall be deemed a third party beneficiary under or by reason of this Agreement.

         13.5 CHOICE OF LAW. The Agreement shall be governed by and construed and interpreted in accordance with the internal, substantive laws of the State of Delaware, United States of America. The Company and Buyer hereby consent and submit to the jurisdiction and venue of the courts of competent jurisdiction location in the State of Delaware for the purposes of any legal action or proceeding arising out of the Agreement.

         13.6 SEVERABILITY. If any term or provision of this Agreement or the application of any such provision to any Person or circumstance shall be declared judicially to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is valid, legal and enforceable and that achieves the same objective.

         13.7 ENTIRE AGREEMENT. The Agreement (including the exhibits and Schedules hereto, and the documents and instruments executed and delivered in connection herewith, or referred to herein) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior and contemporaneous understandings, agreements, or representations, whether written or oral, by or among the parties, or any of them with respect to the subject matter hereof that are not fully expressed in this Agreement and the documents and instruments executed and delivered in connection herewith.

         13.8 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of the Agreement. In the event an ambiguity or question of intent or interpretation arises, the Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of the Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The article and section headings and the table of contents contained in this Agreement are for convenience of reference only and shall in no way define, limit, extend or describe the scope or intent of any provisions of this Agreement. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. In addition, as used in this Agreement, unless otherwise provided to the contrary, (a) all references to days, months or years shall be deemed references to calendar days, months or years and (b) any reference to a "Section," "Article," or "Schedule" shall be deemed to refer to a section or article of this Agreement or an exhibit or schedule attached to this Agreement. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specifically provided for herein, the term "or" shall not be deemed to be exclusive.

         13.9 COUNTERPARTS. The Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding on all the parties, notwithstanding that all the parties are not signatories to the original or the same counterpart. The Agreement may be executed via facsimile signatures and such signatures may be relied upon as original signatures.

         13.10 REMEDIES. Each of the parties hereto acknowledges and agrees that
(i) the provisions of this Agreement are reasonable and necessary to protect the proper and legitimate interests of the other parties hereto, and (ii) the other parties hereto would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to preliminary and permanent injunctive relief to prevent breaches of the provisions of this Agreement by other parties hereto without the necessity of proving actual damages or of posting any bond, and to enforce specifically the terms and provisions hereof and thereof, which rights shall be cumulative and in addition to any other remedy to which the parties hereto may be entitled hereunder or at law or equity.

         13.11 CONFIDENTIALITY. Except as required by the laws of the United States, including regulations of the Securities and Exchange Commission, the Companies or any officer, director, employee, agent, representative or shareholder of the foregoing shall not furnish, either directly or indirectly, any terms of the Agreement, not otherwise publicly announced, to any third party, nor shall the Companies or any officer, director, employee, representative or shareholder of the foregoing, from the date hereof through the Closing Date, permit the Companies or any of their officers, directors, agents, representatives or shareholders to make, solicit or initiate proposals or offers for (i) any business combination or restructuring involving the Companies, or the purchase, sale, lease or other disposition of any of such entities' assets or business, however structured or to be effected, other than transactions in the Ordinary Course of Business involving assets which, in the aggregate, are not material, or (ii) the issuance, purchase, sale or other disposition of any shares of capital stock of the Company. The Companies further agree that neither they nor their officers, directors, agents or representatives acting on its behalf during such period will, or will permit the Companies or any of their officers, directors, agents, representatives or shareholders to negotiate with any party other than the Buyer or its Affiliates, or provide information in furtherance of any such proposal or offer. Except as required by Governmental Authorities, neither the Buyer, nor any officer or director of the Buyer, or agent of the Buyer, shall disclose the existence of the Agreement or the contemplated sale, or any term or provision or covenant contained herein to the general public, or to any of its employees, officers, customers, or suppliers, or to any other third party prior to the Closing Date.



                            [Signature Page follows]

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute the Agreement as of the day and year first above written.

                                  NATIONAL PROCESSING, INC.


                                  By:
                                       -----------------------------


                                  Its:
                                       -----------------------------


STATE OF                 ss.
         ------------
                         ss.

COUNTY OF                ss.
         ------------



         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared ____________, ___________ of National Processing, Inc., an Ohio corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 11th day of July,
2001.



                                  ----------------------------------

                                  Notary Public in and for the State of ________

My Commission Expires:

--------------------

                                  NATIONAL PROCESSING COMPANY, LLC


                                  By:
                                       ------------------------------------


                                  Its:
                                       ------------------------------------





STATE OF                 ss.
         ------------
                         ss.

COUNTY OF                ss.
         ------------



         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared ____________, ___________ of National Processing Company, LLC., an Ohio limited liability company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said limited liability company in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 11th day of July,
2001.



                                  ----------------------------------

                                  Notary Public in and for the State of ________

My Commission Expires:

--------------------

                                  NPC INTERNATIONAL (BARBADOS)
HOLDINGS LIMITED


                                  By:
                                      -------------------------------------


                                  Its:
                                       ------------------------------------





STATE OF                 ss.
         --------------
                         ss.

COUNTY OF                ss.
          ------------


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared ____________, ___________ of NPC International (Barbados) Holdings Limited, a Barbados corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 11th day of July,
2001.



                                  ----------------------------------

                                  Notary Public in and for the State of ________

My Commission Expires:

--------------------

                                  ACS BUSINESS PROCESS SOLUTIONS, INC.


                                  By:
                                       ------------------------------------


                                  Its:
                                       ------------------------------------




STATE OF TEXAS         ss.

                       ss.

COUNTY OF DALLAS       ss.



         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared ____________, ___________ of ACS BUSINESS PROCESS SOLUTIONS, INC., a Nevada corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 11th day of July,
2001.



                                  ----------------------------------

                                  Notary Public in and for the State of Texas

My Commission Expires:

--------------------

         For the limited purpose of guaranteeing the performance of Buyer's indemnification obligations under Section 10 of this Agreement and of acquiring one share of the capital stock in NPC International (Republica Dominicana) S.A. from the Other DR Shareholders:


                                  AFFILIATED COMPUTER SERVICES, INC.


                                  By:
                                       ------------------------------------


                                  Its:
                                       ------------------------------------




STATE OF TEXAS        ss.

                      ss.

COUNTY OF DALLAS      ss.



         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared ____________, ___________ of AFFILIATED COMPUTER SERVICES, INC., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporation in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 11th day of July,
2001.



                                  ----------------------------------

                                  Notary Public in and for the State of Texas

My Commission Expires:

--------------------

Each of the following entities (the "Other DR Shareholders") holds one share of capital stock of NPC International (Republica Dominicana) S.A. and is joined as a party to this Agreement for the limited purpose of transferring its share of capital stock in NPC International (Domican Republic) S.A. to the entities set forth below:

NPC SERVICES, INC.*

By:
     ------------------------------------

its:
     ------------------------------------



NTA, INC.

By:
     ------------------------------------

its:
     ------------------------------------



CARIBBEAN DATA SERVICES, INC.

By:
     ------------------------------------

its:
     ------------------------------------



FA HOLDINGS, INC.*

By:
     ------------------------------------

its:
     ------------------------------------

JBH TRAVEL AUDIT INC.

By:
     ------------------------------------

its:
     ------------------------------------

* These entities are executing this Agreement each as the holder of one share of capital stock of NPC International (Republica Dominicana) S.A., as recognized under the laws of the Dominican Republic.

Each of the following entities is joined as a party to this Agreement for the limited purpose of acquiring one share of the capital stock in NPC International (Republica Dominicana) S.A. from the Other DR Shareholders:



ACS SHARED SERVICES, INC.

By:
     ------------------------------------

its:
     ------------------------------------



ACS DATA ENTRY, INC.

By:
     ------------------------------------

its:
     ------------------------------------



ACS BUSINESS PROCESS SOLUTIONS, INC.

By:
     ------------------------------------

its:
     ------------------------------------



ACS IMAGE SOLUTIONS, INC.

By:
     ------------------------------------

its:
     ------------------------------------



ACS OUTSOURCING SOLUTIONS, INC.

By:
     ------------------------------------

its:
     ------------------------------------